As filed with the Securities and Exchange Commission on July 28, 2016

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No. 20    ☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 24    ☒

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

(Exact name of Registrant as Specified in Charter)

345 Park Avenue

28th Floor

New York, New York 10154

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 583-5000

Peter Koffler, Esq.

c/o Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, New York 10154

(Name and Address of Agent for Service)

COPY TO:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 28, 2016

Blackstone

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Class D Shares – BXMDX

Class I Shares – BXMIX

Class R Shares – BXMRX

Class Y Shares – BXMYX

Prospectus

Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, New York 10154

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

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BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	3

FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of Blackstone Alternative Multi-Strategy Fund (the “Fund”) is to seek capital appreciation.

SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class D	Class I	Class R	Class Y
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	1.92%	1.92%	1.92%	1.92%
Distribution and/or service (12b-1) fees	0.25%	None	None	None
Other expenses	1.30%	1.30%	1.45%	1.20%
Dividend and interest expense on securities sold short	0.82%	0.82%	0.82%	0.82%
Remainder of other expenses	0.48%	0.48%	0.63%	0.38%
Acquired fund fees & expenses	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses[2]	3.49%	3.24%	3.39%	3.14%
Fees waived and/or expenses reimbursed/recouped[3]	0.02%	0.05%	0.05%	0.00%
Total annual fund operating expenses after waiver and/or expense reimbursement/recoupment	3.51%	3.29%	3.44%	3.14%

[1]	Includes management fees paid by the Subsidiaries (as defined below under “Principal Investment Strategies”).
[2]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which do not include acquired fund fees and expenses (or the restatement of remainder of other expenses).
[3]	Through August 31, 2018, Blackstone Alternative Investment Advisors LLC (the “Adviser”) has agreed to waive its fees and/or reimburse/recoup expenses of the Fund so that certain of the Fund’s expenses, together with the Fund’s management fees, will not exceed 2.40% annualized (for Class D, Class I and Class Y Shares) and 2.55% annualized (for Class R Shares). The Fund has agreed to repay any waived fees or reimbursed/recouped expenses within the three year period after the Adviser’s waiver or reimbursement/recoupment, when and if requested by the Adviser, but only to the extent that repayment would not cause these expenses and management fees to exceed 2.40% annualized (for Class D, Class I and Class Y Shares) and 2.55% annualized (for Class R Shares). These waiver/reimbursement and recoupment arrangements cannot be terminated before August 31, 2018 without the consent of the Fund’s board of trustees (the “Board of Trustees”). The waiver/reimbursement and recoupment arrangements relate to all expenses incurred in the business of the Fund with the exception of (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser) (together, the “Excluded Expenses”). All expenses are calculated pursuant to Generally Accepted Accounting Principles (“GAAP”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class D, Class I, Class R, and/or Class Y Shares of the Fund for the time periods indicated and that your dividends and distributions have been reinvested. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The first year of each period in the example takes into account the expense reimbursement/recoupment described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class D Shares	$354	$1,075	$1,816	$3,768
Class I Shares	$332	$1,007	$1,702	$3,547
Class R Shares	$347	$1,051	$1,773	$3,683
Class Y Shares	$317	$ 969	$1,645	$3,448

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 172% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Blackstone Alternative Investment Advisors LLC (the “Adviser”) seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. The Adviser allocates the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies (the “Sub-Advisers”) and among Investment Funds (as described below) and also manages a portion of the Fund’s assets directly. The main strategies of the Fund and Investment Funds may include:

Equity Hedge Strategies, which employ both long and short positions in primarily equity securities and equity security derivatives.

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Event-Driven Strategies, which focus on event-linked, reinsurance-related, and other types of securities and instruments that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, other capital structure adjustments, shareholder activism, or triggering events relating to weather, natural disasters and other catastrophes.

Macro Strategies, which seek to profit from movements in underlying macroeconomic variables and the impact those variables have on equity, fixed income, currency, and/or commodity markets.

Relative Value Strategies, which focus on potential valuation discrepancies in related financial instruments.

Managed Futures Strategies, which seek to profit from movements in the global financial, commodity, and/or currency markets by investing in futures, options, and forward contracts.

Multi-Strategy Strategies, which employ a wide variety of strategies, including some or all of those described above.

The Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers based on its assessment of market conditions and/or Sub-Adviser strategies. The Adviser, from time to time, may also choose not to allocate to certain Sub-Advisers and there may be lengthy periods of time when there is no allocation to the particular Sub-Advisers or strategies described in this Prospectus. The Adviser reviews a number of quantitative and qualitative factors as part of its process for selecting and monitoring Sub-Advisers, as described in “More on Fund Management—Selection of Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to it. The Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser recommends the hiring, termination and replacement of Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the Securities and Exchange Commission (the “SEC”). This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser.

The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Sub-Adviser	Strategy
AlphaParity, LLC	Macro Strategies
Bayview Asset Management, LLC	Relative Value Strategies
Blackstone Senfina Advisors L.L.C.	Equity Hedge Strategies
Boussard & Gavaudan Investment Management, LLP	Event-Driven Strategies
Caspian Capital LP	Event-Driven Strategies
Cerberus Sub-Advisory I, LLC	Relative Value Strategies
Chatham Asset Management, LLC	Relative Value Strategies
D.E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies
Emso Partners Limited	Macro Strategies
Good Hill Partners LP	Relative Value Strategies
GS Investment Strategies, LLC	Equity Hedge Strategies
HealthCor Management, L.P.	Equity Hedge Strategies
IPM Informed Portfolio Management AB	Macro Strategies
Nephila Capital, Ltd. Rail-Splitter Capital Management, LLC	Event-Driven Strategies Equity Hedge Strategies
Sorin Capital Management, LLC	Relative Value Strategies
Two Sigma Advisers, LP	Equity Hedge Strategies
Waterfall Asset Management, LLC	Relative Value Strategies
Wellington Management Company LLP	Equity Hedge Strategies

The investment strategy for each Sub-Adviser listed above is its principal strategy but the Sub-Advisers may also implement other investment strategies in the portion of assets assigned to them.

The Adviser manages Fund assets not allocated to the Sub-Advisers. Under normal circumstances, the Adviser expects to allocate at least 65% of the Fund’s assets to the Sub-Advisers but may manage up to 35% of the Fund’s assets directly. Allocations to any Sub-Advisers that are affiliates of the Adviser are not considered to be part of the 35% of Fund assets the Adviser may manage directly. The Adviser may adopt additional limitations on assets managed directly and through affiliated Sub-Advisers. Such limits may change from time to time. See the Potential Conflicts of Interest section in the Statement of Additional Information (“SAI”) for more information on the

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	5

limitations currently in effect. The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS funds”), and open-end and closed-end management investment companies (collectively, the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies. The Fund’s assets may be invested in its three wholly-owned and controlled subsidiaries (the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Subsidiaries is formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two are formed as limited liability companies under the laws of the State of Delaware (each, a “Domestic Subsidiary” and together, the “Domestic Subsidiaries”). The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The Adviser advises each Subsidiary and may retain one or more Sub-Advisers to manage the Fund’s assets or the assets of a Subsidiary.

In addition, the Adviser may obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by the Adviser.

The Fund has investment exposure, directly or indirectly through the Subsidiaries or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets (including emerging markets). (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities throughout the world on recognized markets in private placements and through both initial and secondary underwritten offerings (including Rule 144 and 144A securities, which are securities that may be resold without registration under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to exemptions from registration under the 1933 Act). The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may use the collateral it receives for the securities on loan to purchase any investment, which may result in investment leverage.

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (including the U.S. and foreign markets (including emerging markets)), which may include common stocks, preferred stocks, convertible securities, depositary receipts, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and partnership interests.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (including the U.S. and foreign markets (including emerging markets)) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the U.S. and foreign markets (including emerging markets)), including inflation-indexed securities, debt securities of any duration, maturity, or credit rating (including below investment grade debt securities (commonly known as “junk bonds”)) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), adjustable rate securities, stripped securities (i.e. securities resulting from the separation of income and principal components of debt securities), net interest margin securities (i.e. securities based on the value of excess cash flows received by underlying mortgage-backed securities), bank loans, loan assignments and loan participations, bankruptcy or trade claims and event-linked instruments (including catastrophe bonds).

The derivative instruments in which the Fund may invest include futures and forward contracts, such as index, interest rate, and government bond futures and mortgage to be announced securities (“TBAs”); swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps), currency swaps, swaptions, and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts, over-the-counter (“OTC”) options and currency options; and warrants and rights. The Fund may invest in foreign currency futures, forwards, or exchange contracts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. In addition to derivative instruments, the Fund may also invest in repurchase agreements, reverse repurchase agreements, and purchase and sale contracts.

The Fund is non-diversified, which means it may invest in fewer securities than a “diversified” fund.

PRINCIPAL INVESTMENT RISKS

The investment program of the Fund entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. You may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a summary description of the principal risks of investing in the Fund,

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including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investment Funds. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

As applicable, references to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” mean any one or more of the Adviser, Sub-Advisers, and advisors to the Investment Funds.

Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors (including, potentially, a manager) are attempting to influence in the expectation that new management or a change in business strategies will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.

Allocation Risk. The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Investment Funds, and other investments. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, Investment Fund, or other issuer is incorrect.

Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

Bank Debt Risk. The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The corporate loans in which the Fund invests may be rated below investment grade.

Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative, illiquid, and carries a high degree of risk. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Below Investment-Grade Instruments Risk. The Fund may invest in below-investment grade debt or so called “junk bonds.” Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are speculative, high risk investments that may cause income and principal losses for the Fund.

Borrowing Risk. The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.

Collateralized Debt Obligations Risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset.

Commodities-Related Investments Risk. The value of commodities and commodity-linked derivative instruments may be affected by changes in market movements, volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Conflicts of Interest Risk. The Adviser and Sub-Advisers will have conflicts of interest which could interfere with their management of the Fund. For example, the Adviser and Sub-Advisers (or their affiliates) manage other investment funds and/or accounts and have other clients that are similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Advisers’ other clients. These conflicts of interest are exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients pay them higher fees or performance-based fees. The portfolio compositions and performance results will differ across the Fund and other such funds and/or accounts. In addition, the activities in which the Adviser or Sub-Advisers and their affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments. The advisors to the Investment Funds have similar, or other, conflicts of interest. Further information regarding conflicts of interest is available in the SAI.

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	7

change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty Credit Risk. The stability and liquidity of many derivative and securities lending transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Cyber Security Breaches and Identity Theft. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser, Sub-Advisers, or other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors or malfeasance by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes or terrorist incidents. If unauthorized parties gain access to such information and technology systems, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete or modify private and sensitive information. Although Blackstone has implemented, and Sub-Advisers and service providers may implement, various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser, Sub-Advisers, or other service providers’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Fund’s investors. Such a failure could harm the Adviser, Sub-Advisers, or other service providers’ reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance. When such issues are present with regard to the issuer of securities in which the Fund invests, the Fund’s investment in those securities may lose value.

Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

•	Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•	Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, interest rates in the United States have been at or near historically low levels. Accordingly, the Fund’s investments in fixed income securities may face an increased exposure to the risks associated with rising interest rates. In addition, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

•	Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

•	Contracts for Difference. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

•

Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures

8	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

•	Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. These markets can experience periods of illiquidity, sometimes of significant duration, and disruptions, such as unusually high trading volume, political intervention or other factors. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Some counterparties with whom the Fund transacts may not be rated investment grade. Such market illiquidity, disruption, or risks could result in substantial losses to the Fund.

•	Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss. Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange, which may increase the risk of nonperformance by the obligor on such an option and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option.

•	Swap Agreements. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

Equity Securities Risk. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Event-Driven Trading Risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Event-Linked Instrument Risk. Investing in event-linked bonds, also known as “catastrophe bonds,” and other event-linked instruments involves unique risks. If a trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon, causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk.

Foreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in foreign and developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.

Government Issued Securities Risk. U.S. government securities are subject to market and interest rate risk. Market prices of zero coupon U.S. Treasury securities and zero coupon securities issued by governmental agencies or financial institutions generally are more volatile than the market prices of securities that pay interest periodically.

Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

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High Portfolio Turnover Risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Investment Company and ETF Risk. The risks of investment in investment companies and ETFs typically reflect the risks of types of instruments in which the investment companies and ETFs invest. By investing in another investment company or ETF, including any money market fund, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.

Large Redemption Risk. The Fund is used as an investment in certain model portfolios and may have a large percentage of its shares held in such programs. The Fund may suffer large redemptions if any of these model portfolios reduce their targeted allocations to the Fund. Other large investors may have a significant ownership stake in the Fund. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Leverage Risk. To the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may borrow money or engage in other transactions, such as investments in derivatives or lending its securities and using the collateral to purchase any investment, that create investment leverage for investment or other purposes. Use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation or position coverage requirements. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.

Limited Operating History Risk. The Fund and the Subsidiaries commenced operations on June 16, 2014 and thus have limited operating histories.

Liquidity Risk. Some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, and/or privately placed securities, may be difficult to sell, or illiquid, particularly during times of market turmoil. Investments in Investment Funds are generally illiquid and some Investment Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Market Capitalization Risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Market Risk and Security Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Security selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Model and Technology Risk. Managers (such as certain Sub-Advisers) may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather, organize and analyze large amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. All of the aforementioned risks may have a negative effect on the Fund. The profitability of many quantitative model-based strategies utilized by certain managers are expected to decrease as the assets of the Fund allocated to such managers and/or the assets of the other clients of such managers (or their affiliates or competitors) increase.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks (see “Debt Securities Risk” above). These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

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Multi-Manager Risk. The multi-manager strategy employed by the Fund involves special risks, which include:

•	Offsetting Positions. Managers may make investment decisions which conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•	Proprietary Investment Strategy Risk. Managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees or the Adviser. Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board of Trustees or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

•	Differential Strategy Risk. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser and the Sub-Advisers generally have limited experience as managers of a registered investment company. Due to differences in regulatory requirements, the Adviser’s or the Sub-Advisers’ investment strategies may have different results in the Fund than they do for other funds or accounts managed by the Adviser or the Sub-Advisers that are not subject to the protections of the 1940 Act.

New Issue Risk. “New issues” are initial public offerings (“IPOs”) of securities. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Non-Exchange Traded Securities Risk. Non-exchange traded securities, including privately placed securities, may be illiquid and have little to no price transparency, which may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately-placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.

Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will go down. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities.

Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on the Adviser’s or the Sub-Adviser’s ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments, and are subject to the risk that the Adviser’s or the Sub-Adviser’s evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligations under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security underlying the agreement and the market value of the security declines, the Fund may lose money.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, or industries of the economy (e.g., healthcare, financial services), its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, or industries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, or industries. An individual sector, sub-sector, or industry may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector may all react similarly to economic, political, regulatory, or other market events.

Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or

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that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Short Sales Risk. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as expected and could adversely affect the Fund.

Tax Risk. The Fund’s ability to pursue its investment strategy may be limited by the Fund’s intention to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Fund’s strategy may bear adversely on the Fund’s ability to so qualify. In order to qualify as a RIC the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from certain specified sources (“qualifying income”). The amount, timing and character, including under Subchapter M, of the Fund’s income in respect of certain Fund investments are uncertain. In particular, it is possible that the Internal Revenue Service (“IRS”) will take the position that all or a portion of the Fund’s income from its investments in the Cayman Subsidiary does not constitute qualifying income; if the IRS were successful in this position the Fund would likely not meet the 90% gross income requirement. The Fund’s failure to qualify and be taxed as a RIC could significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or investment vehicles in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to U.S. taxes, which could significantly reduce shareholders’ returns on their investments in the Fund.

TBA Risk. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Warrants and Rights Risk. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risks Specific to Investments in Investment Funds. Investment Funds, in addition to the risks described above relating to their direct investments, often involve additional special risks not present in direct investments. Investors in the Fund bear two layers of fees and expenses at both the Fund level and the Investment Fund level. The Fund’s investments in Investment Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. The Adviser is also dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. Investment Funds generally are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are also subject to transfer or redemption restrictions that impair the liquidity of these investments, and some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Incentive fees charged by advisors of Investment Funds also may create incentives for such advisors to make investments that are riskier or more speculative than in the absence of these fees. To the extent an Investment Fund invests in a special situation investment (an investment in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as a special situation investment), the

12	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized. The Fund also may purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment.

PERFORMANCE

The Fund commenced operations on June 16, 2014. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of three broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors that are tax-exempt or hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1-855-890-7725 or by visiting the Fund’s website at www.blackstone.com/bamsf. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns/Class I Shares

Years Ending December 31

Average Annual Total Returns Periods Ending December 31, 2015	1 Year	Since Inception
CLASS I		(6/16/2014)
Return Before Taxes	3.55%	4.38%
Return After Taxes on Distributions	2.49%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	2.05%	2.77%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	(0.32)%	(0.17)%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	0.55%	1.99%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	(3.64)%	(3.60)%

CLASS D		(11/17/2014)
Return Before Taxes	3.43%	4.15%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	(0.32)%	(0.48)%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	0.55%	1.14%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	(3.64)%	(3.43)%

CLASS Y		(01/28/2015)
Return Before Taxes		3.09%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)		(0.15)%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		(0.91)%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)		(3.54)%

No Class R shares were outstanding as of December 31, 2015.

The MSCI World Index TR is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

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The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

MANAGEMENT OF THE FUND

Adviser: Blackstone Alternative Investment Advisors LLC

Sub-Advisers:

AlphaParity, LLC

Bayview Asset Management, LLC

Blackstone Senfina Advisors L.L.C.

Boussard & Gavaudan Investment Management, LLP

Caspian Capital LP

Cerberus Sub-Advisory I, LLC

Chatham Asset Management, LLC

D.E. Shaw Investment Management, L.L.C.

Emso Partners Limited

Good Hill Partners LP

GS Investment Strategies, LLC

HealthCor Management, L.P.

IPM Informed Portfolio Management AB

Nephila Capital, Ltd.

Rail-Splitter Capital Management, LLC

Sorin Capital Management, LLC

Two Sigma Advisers, LP

Waterfall Asset Management, LLC

Wellington Management Company LLP

Portfolio Managers:

Name	Portfolio Manager of the Fund Since	Title
Gideon Berger	2016	Senior Managing Director, The Blackstone Group L.P. (“Blackstone”) (Hedge Fund Solutions)
Robert Jordan	2016	Senior Managing Director, Blackstone (Hedge Fund Solutions)
Ian Morris	2016	Senior Managing Director, Blackstone (Hedge Fund Solutions)
Stephen Sullens	2014	Senior Managing Director, Blackstone (Hedge Fund Solutions)
David Mehenny	2016	Managing Director, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2014	Managing Director, Blackstone (Hedge Fund Solutions)

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class D Shares of the Fund by an investor is $25,000, and the minimum subsequent investment in Class D Shares of the Fund by an investor is $5,000.

The minimum initial investment in Class I Shares of the Fund by an investor is $1,000,000, and the minimum subsequent investment in Class I Shares of the Fund by an investor is $200,000.

Class R Shares do not have initial investment or subsequent investment minimums.

Class Y Shares do not have initial investment or subsequent investment minimums. Class Y Shares are reserved for (i) investors who invest in the Fund directly; (ii) investors who invest through certain intermediaries with which the Fund has contracted; and (iii) employees, officers, and directors/trustees of the Adviser, the Fund, or their respective affiliates.

The Fund, the Adviser, or Blackstone Advisory Partners L.P. (the “Distributor”) may waive the investment minimum requirements for any share class from time to time in its sole discretion and waives investment minimum requirements for Class D and Class I Shares for certain omnibus accounts and retirement plans.

14	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary or retirement plan for further information. For more information please see “Additional Information about the Purchase and Sale of Shares.”

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

For more information about how to purchase, redeem, or exchange shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-855-890-7725 or by mail at 345 Park Avenue, 28th Floor, New York, NY 10154.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gain, except where you are exempt from income tax or your investment is through an IRA, 401(k), or other tax-advantaged account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or Distributor, out of their own resources and at no cost to the Fund or its shareholders, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ON THE FUND’S INVESTMENT STRATEGIES, INVESTMENTS, AND RISKS

Investment Objective

The investment objective of the Fund is to seek capital appreciation. This investment objective may be changed without shareholder approval.

Investment Strategy

The Adviser, Blackstone Alternative Investment Advisors LLC, seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. As noted above, the Adviser allocates the Fund’s assets among Sub-Advisers, which have experience managing alternative investment strategies, and among Investment Funds and may also manage a portion of the Fund’s assets directly. The main strategies and sub-strategies of the Sub-Advisers and Investment Funds may include:

•	Equity Hedge Strategies, which employ both long and short positions in primarily equity securities and equity security derivatives. A wide variety of investment processes, including both fundamental and quantitative techniques, can be employed to arrive at an investment decision. Investment strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of the levels of net exposure, leverage employed, holding periods, concentrations of market capitalizations, and valuation ranges of typical portfolios. Equity hedge strategies include:

➢	Equity Long/Short Strategies, which combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Equity long/short investment managers attempt to generate capital appreciation by developing and actively managing equity portfolios that include both long and short positions. Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities by purchasing perceived undervalued securities and selling perceived overvalued securities to generate returns and to reduce a portion of general market risk. In generating non-market related returns, this investment approach emphasizes an investment manager’s discretionary approach based on fundamental research. Investment managers employing equity long/short strategies may focus on a particular sector of the market or invest in a broad range of investments.

➢	Equity Market Neutral Strategies, which employ fundamental or quantitative techniques of analyzing price data to seek to ascertain information about future price movement and relationships between securities. Equity market neutral investment managers attempt to generate capital appreciation by developing and actively managing equity portfolios that contain relatively balanced long and short positions. This strategy can, among other things, include an investment approach based on company-specific fundamental valuation and analysis. This strategy can include the systematic analysis of common relationships between securities. Additionally, this strategy can include statistical arbitrage/trading strategies that seek to exploit pricing anomalies and new information the investment manager believes has not been fully, completely, or accurately discounted into current security prices.

•	Event-Driven Strategies, which focus on event-linked, reinsurance-related, and other types of securities and instruments that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments, shareholder activism, or triggering events relating to weather, natural disasters and other catastrophes. The investment focus is predicated on fundamental analysis of the anticipated effect of such transactions or events on the price of the securities of a company. Security types can range from the most senior in the capital structure to the most junior or subordinated, and frequently involve additional derivative securities. Event-driven strategies include:

➢	Distressed/Restructuring Strategies, which focus on corporate fixed income instruments, primarily corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy or restructuring proceeding or financial market perception of near term proceedings. Managers typically employ fundamental credit processes focused on valuation and asset coverage of securities of distressed firms. In some cases portfolio exposures are concentrated in instruments that are publicly traded, in some cases actively and in others under reduced liquidity.

➢	Event-Driven Multi-Strategy Strategies, which focus on positions in companies currently or prospectively involved in corporate transactions or events of a wide variety including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Event-driven exposure includes a combination of sensitivities to equity markets, credit markets, and idiosyncratic, company specific developments.

➢	Reinsurance Strategies, which focus on investing in reinsurance-related securities, including, but not limited to, event-linked bonds and certain derivatives. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes, and other specified events causing physical and/or economic loss. Investment decisions are typically not based on prospects for the economy or based on movements of traditional equities and debt securities markets.

•

Macro Strategies, which seek to profit from movements in underlying macroeconomic variables and the impact those variables have on equity, fixed income, currency, and/or commodity markets. These strategies employ a variety of techniques, including discretionary and systematic approaches, combinations of top-down and bottom up analysis, fundamental and quantitative

16	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

techniques, and long and short term holding periods. These strategies invest across various countries, markets, sectors, and companies, and have the flexibility to invest in numerous financial instruments, including derivatives. Macro strategies include:

➢	Discretionary Thematic Strategies, which focus on the evaluation of market data, relationships, and influences, as interpreted by investment personnel. These strategies employ investment processes primarily influenced by top-down analysis of macroeconomic variables. Investment managers may trade actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency, and/or commodity markets. Investment managers frequently employ spread trades to isolate a differential between instruments identified by the investment manager to be inconsistent with expected value.

➢	Systematic Diversified Strategies, which employ mathematical, algorithmic, and technical models, with little or no influence of investment personnel over the portfolio positioning. These strategies typically seek to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ a quantitative process that focuses on statistically robust or technical patterns in the return series of the asset and highly liquid instruments.

•	Relative Value Strategies, which focus on potential valuation discrepancies in related financial instruments. These strategies generally involve taking a position in one financial instrument and simultaneously taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. Investment managers seek to exploit these discrepancies while achieving a low correlation to the market. These strategies employ a variety of fundamental and quantitative techniques and financial instruments may range broadly across asset classes and security types. Relative value strategies include:

➢	Fixed Income—Asset Backed Strategies, which focus on the realization of a spread between related instruments, at least one of which is a fixed income instrument backed by physical collateral or other financial obligations other than those of a specific corporation. These strategies seek to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery, or other tangible financial commitments. In many cases, investment managers hedge, limit, or offset interest rate exposure in the interest of isolating the risk of the position to strictly the yield disparity of the instrument relative to the lower risk instruments.

➢	Fixed Income—Corporate Strategies, which focus on realization of a spread between related instruments, at least one of which is a corporate fixed income instrument. These strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk free government bond.

•	Managed Futures Strategies, which seek to profit from movements in the global financial, commodity, and/or currency markets by investing in futures, options, and forward contracts. These strategies generally rely on either fundamental or quantitative analysis (or a combination thereof) in making trading decisions and attempting to identify price trends. Investment managers may trade portfolios of futures in U.S. and non-U.S. markets in an effort to profit from risk premiums and/or anticipated trends in market prices.

•	Multi-Strategy Strategies, which employ a wide variety of strategies, including some or all of those described above. Multi-Strategy Strategies may use any of the above described sub-strategies.

There is no assurance that any or all of the strategies discussed in this Prospectus will be used by the Adviser or the Sub-Advisers. The Adviser also may allocate the Fund’s assets to additional strategies in the future.

The Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers based on its assessment of market conditions and/or Sub-Adviser strategies. The Adviser, from time to time, may also choose not to allocate to certain Sub-Advisers, and there may be lengthy periods of time when there is no allocation to the particular Sub-Advisers or strategies described in this Prospectus. The Adviser reviews a number of quantitative and qualitative factors as part of its process for selecting and monitoring Sub-Advisers, as described in “More on Fund Management—Selection of Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of the assets that the Adviser allocates to it. The Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Adviser is also responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser recommends the hiring, termination and replacement of Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the SEC. This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser.

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The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Sub-Adviser	Strategy	Sub-Strategy
AlphaParity, LLC	Macro Strategies	Systematic Diversified
Bayview Asset Management, LLC	Relative Value Strategies	Fixed Income—Asset Backed
Blackstone Senfina Advisors L.L.C.	Equity Hedge Strategies	Equity Market Neutral
Boussard & Gavaudan Investment Management, LLP	Event-Driven Strategies	Event-Driven Multi-Strategy
Caspian Capital LP	Event-Driven Strategies	Distressed/Restructuring
Cerberus Sub-Advisory I, LLC	Relative Value Strategies	Fixed Income—Asset Backed
Chatham Asset Management, LLC	Relative Value Strategies	Fixed Income—Corporate
D.E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies	N/A
Emso Partners Limited	Macro Strategies	Discretionary Thematic
Good Hill Partners LP	Relative Value Strategies	Fixed Income—Asset Backed
GS Investment Strategies, LLC	Equity Hedge Strategies	Equity Long/Short
HealthCor Management, L.P.	Equity Hedge Strategies	Equity Long/Short
IPM Informed Portfolio Management AB	Macro Strategies	Systematic Diversified
Nephila Capital, Ltd.	Event-Driven Strategies	Reinsurance
Rail-Splitter Capital Management, LLC	Equity Hedge Strategies	Equity Long/Short
Sorin Capital Management, LLC	Relative Value Strategies	Fixed Income—Asset Backed
Two Sigma Advisers, LP	Equity Hedge Strategies	Equity Market Neutral
Waterfall Asset Management, LLC	Relative Value Strategies	Fixed Income—Asset Backed
Wellington Management Company LLP	Equity Hedge Strategies	Equity Long/Short

The investment strategy for each Sub-Adviser listed above is its principal strategy but the Sub-Advisers may also implement other investment strategies in the portion of assets assigned to them.

The Adviser manages Fund assets not allocated to the Sub-Advisers. Under normal circumstances, the Adviser expects to allocate at least 65% of the Fund’s assets to the Sub-Advisers but may manage up to 35% of the Fund’s assets directly. Allocations to any Sub-Advisers that are affiliates of the Adviser are not considered to be part of the 35% of Fund assets the Adviser may manage directly. The Adviser may adopt additional limitations on assets managed directly and through affiliated Sub-Advisers. Such limits may change from time to time. See the Potential Conflicts of Interest section in the SAI for more information on the limitations currently in effect. The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS funds”), and open-end and closed-end management investment companies (collectively, the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

The Fund’s assets may be invested in its three wholly-owned and controlled Subsidiaries, each of which has the same investment objective as the Fund. The Fund’s Cayman Subsidiary is formed as an exempted company under the laws of the Cayman Islands and the Fund’s two Domestic Subsidiaries are formed as limited liability companies under the laws of the State of Delaware. The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). Each of the Fund and the Cayman Subsidiary is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). The pool operator of the Domestic Subsidiaries is exempt from registration as such with the CFTC with respect to the Domestic Subsidiaries. The Fund does not expect to invest more than 25% of its assets in the Cayman Subsidiary.

The Adviser advises the Subsidiaries and may select one or more Sub-Advisers to manage the assets of the Fund or of a Subsidiary, depending on the nature of each Sub-Adviser’s investment strategy. As with the Fund, the Adviser is responsible for each Subsidiary’s day to day business pursuant to an investment advisory agreement with the Subsidiary. Under an investment management agreement with each Subsidiary, the Adviser provides each Subsidiary with the same type of management services as the Adviser provides to the Fund. The Adviser receives compensation for providing such services. The Fund does not currently intend to sell or transfer all or any portion of its ownership interests in a Subsidiary.

In addition, the Adviser may obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by the Adviser. The total return swap, and fees and expenses relating to the swap (including administrative and other fees charged by the counterparty and management and/or performance fees associated with the index), typically would be based on a notional amount. The Fund would not bear any fees or expenses relating to a total return swap directly; instead, those fees and expenses will reduce the return that the Fund earns from investing in the total return swap.

18	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

The Fund has investment exposure, directly or indirectly through the Subsidiaries or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets (including emerging markets). (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities throughout the world on recognized markets, in private placements and through underwritten offerings. The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may use the collateral it receives for the securities on loan to purchase any investment, which may result in investment leverage. See “Leverage Risk” below.

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (including the U.S. and foreign markets (including emerging markets)), which may include common stocks, preferred stocks, convertible securities, depositary receipts, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and partnership interests.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (including the U.S. and foreign markets (including emerging markets)) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the U.S. and foreign markets (including emerging markets)), including inflation-indexed securities, debt securities of any duration, maturity, or credit rating (including below investment grade debt securities (commonly known as “junk bonds”)) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), adjustable rate securities, stripped securities (i.e. securities resulting from the separation of income and principal components of debt securities), net interest margin securities (i.e. securities based on the value of excess cash flows received by underlying mortgage-backed securities), bank loans, loan assignments and loan participations, bankruptcy or trade claims and event-linked instruments (including catastrophe bonds).

The derivative instruments in which the Fund may invest include futures and forward contracts, such as index, interest rate, and government bond futures and mortgage to be announced securities (“TBAs”); swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps), currency swaps, swaptions, and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts, over-the-counter (“OTC”) options and currency options; and warrants and rights. The Fund may invest in foreign currency futures, forwards, or exchange contracts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. In addition to derivative instruments, the Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund is non-diversified, which means it may invest in fewer securities than a “diversified” fund.

Temporary Investments

The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks, corporate bonds, money market instruments, cash, cash equivalents and ETFs tracking the performance of high yield and investment grade bond indexes. When the Fund’s assets are invested in these instruments, the Fund may not achieve its investment objective.

Risks

An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a description of the risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in Investment Funds and the Subsidiaries. The SAI contains additional information about the risks of investing the Fund.

As applicable, references to the “Fund” shall mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” shall mean any one or more of the Adviser, the Sub-Advisers and the advisors to the Investment Funds.

Principal Investment Risks

Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors (including, potentially, a manager) are attempting to influence, in the expectation that new management or a change in business strategies will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated, or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Fund to suffer a loss.

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In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.

Allocation Risk. The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Investment Funds, and other investments. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, Investment Fund, or other issuer is incorrect. There is no assurance as to the amount of the Fund’s assets that the Adviser may allocate to any investment strategy, Sub-Adviser, Subsidiary, or Investment Fund from time to time.

Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.

Bank Debt Risk. The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents; inadequate collateral; the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Fund to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loan, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a loan, the Fund may become a member of the syndicate.

If a loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims and trade claims. With regard to bankruptcy claims, there are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Below Investment-Grade Instruments Risk. The Fund may invest and transact in unrated or lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated or unrated securities involves special risks in addition to the risks associated

20	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated or unrated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Borrowing Risk. The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. The Fund maintains a line of credit with State Street Bank and Trust Company. The Fund pays a commitment fee to maintain the line of credit in addition to the stated interest rate.

Collateralized Debt Obligations Risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets, there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may also change.

Conflicts of Interest Risk. The Adviser and Sub-Advisers will have conflicts of interest which could interfere with their management of the Fund. For example, the Adviser and Sub-Advisers (or their affiliates) manage other investment funds and/or accounts and have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Advisers’ other clients. These conflicts of interest are exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients pay them higher fees or performance-based fees. The portfolio compositions and performance results will differ across the Fund and other such funds and/or accounts. In addition, the activities in which the Adviser or Sub-Advisers and their affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments. The advisors to the Investment Funds have similar, or other, conflicts of interest. Further information regarding conflicts of interest is available in the SAI.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty Credit Risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions and securities lending transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the relevant manager will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the relevant manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	21

in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

If the Fund obtains exposure to one or more Investment Funds indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

Cyber Security Breaches and Identity Theft. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser, Sub-Advisers, or other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors or malfeasance by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes or terrorist incidents. If unauthorized parties gain access to such information and technology systems, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete or modify private and sensitive information. Although Blackstone has implemented, and Sub-Advisers and service providers may implement, various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser, Sub-Advisers, or other service providers’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Fund’s investors. Such a failure could harm the Adviser, Sub-Advisers, or other service providers’ reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance. When such issues are present with regard to the issuer of securities in which the Fund invests, the Fund’s investment in those securities may lose value.

Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

•	Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•	Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Furthermore, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In recent periods, interest rates in the United States have been at or near historically low levels. Accordingly, the Fund’s investments in fixed income securities may face an increased exposure to the risks associated with rising interest rates. In addition, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

•

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate

22	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

•	Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Defensive Investing Risk. For defensive purposes, the Fund may, as part of its risk management process, allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Derivatives Risk. The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount. Recent legislation calls for new regulation of the derivatives markets. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

•	Contracts for Difference. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

•	Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a Fund.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Fund typically enters into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the CFTC and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, the Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, the Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

•

Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may also include mortgage to be announced securities (“TBAs”) in which the exact securities to be delivered to the buyer are chosen just before delivery rather than at the time of the original trade. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience

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periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.

•	Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

•	Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.

See “Bankruptcy Process and Trade Claims Risk.”

In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Investments in preferred stocks may also be subject to additional risks. For example, preferred stocks sometimes include provisions that permit the issuer to defer distributions for a period of time. When distributions are deferred, the Fund may be required to report

24	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

income for tax purposes although it is not yet actually receiving such income. In addition, shareholder rights in preferred stocks often differ from shareholder rights in common stocks. There may be limited or no voting rights for preferred shareholders, and the issuer may have the right to redeem preferred stock without consent of preferred stock shareholders. Preferred securities may also be substantially less liquid than other equity securities and, therefore, may be subject to greater liquidity risk.

Event-Driven Trading Risk. The Fund may engage in event-driven investing. Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Event-Linked Instruments Risk. The Fund may seek to profit from investment in debt securities whose performance is linked to the occurrence of specific “trigger” events, such as a hurricane, earthquake, or other physical or weather-related phenomena. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. The type of event-linked bonds in which the Fund may invest are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). The return on these securities is tied primarily to property insurance risk and is analogous to underwriting insurance in certain circumstances. By isolating insurance risk, these securities are largely uncorrelated to other more traditional investments. The Fund believes that the greatest risk to its investments in catastrophe bonds would be a major hurricane or similar catastrophe striking a heavily populated area of the East Coast of the United States or a major earthquake with an epicenter in an urban area on the West Coast of the United States. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk. The Fund will monitor the liquidity of event-linked instruments held by the Fund and will consider various factors including, but not limited to, market spreads and external events, in connection with such monitoring. Although the Fund may invest without limits in catastrophe bonds, from time to time, the volume of catastrophe bonds available in the market may be insufficient to enable the Fund to invest as great a percentage of its assets in catastrophe bonds as the Adviser might deem optimal.

Foreign Investments and Emerging Markets Risk. The Fund may invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries.

The non-U.S. securities in which the Fund invests may include securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	25

problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.

Government Issued Securities Risk. The Fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. The Fund may also invest in zero coupon U.S. Treasury securities, in zero coupon securities issued by governmental agencies and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury or governmental agency securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.

Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that the Fund deems appropriate.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

High Portfolio Turnover Risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Investment Company and ETF Risk. The Fund may invest in shares of investment companies and ETFs, including money market funds, which invest in a wide range of instruments designed to track the price, performance and dividend yield of a particular commodity, security, securities market index (or sector of an index). The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company and ETF invests. When the Fund invests in investment company securities or ETFs, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company or ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company or ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

Large Redemption Risk. Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Advisers would otherwise decide to do so. Large redemptions in the Fund may also result in increased

26	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Fund may be used as an investment in asset allocation programs sponsored by financial intermediaries. The Fund may have all or a large percentage of its shares owned by such asset allocation programs or other large shareholders from time to time. Should such financial intermediary or other large shareholder change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large redemptions of its shares, potentially requiring the Fund to dispose of its assets at disadvantageous prices.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives or lending portfolio securities and using the collateral to purchase any investment, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, and forward contracts allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a total return swap on an investment account or vehicle managed by a third party could represent investment exposure by the Fund that far exceeds the fixed amount that the Fund is required to pay the counterparty, creating significant investment leverage. Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Limited Operating History Risk. The Fund and the Subsidiaries commenced operations on June 16, 2014 and thus have limited operating histories.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in restricted, distressed, non-exchange traded, and/or privately placed securities. Investments in Investment Funds are also generally illiquid and some Investment Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Long/Short Strategies Risk. The Fund’s use of long/short strategies is subject to the Adviser’s or a Sub-Adviser’s ability to accurately identify securities that are overvalued, in the case of short positions, or undervalued, in the case of long positions, in the market and depend on the market eventually recognizing the Adviser’s or Sub-Adviser’s evaluation of the true value of the security. In the Adviser’s or the Sub-Adviser’s evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long/short strategies could result in losses for the Fund. In addition, long/short strategies may be subject to greater volatility than other strategies and may involve the use of leverage, which can magnify investment losses in the Fund.

Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.

The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

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Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. Selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Model and Technology Risk. Managers (such as certain Sub-Advisers) may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather, organize, and analyze large amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. All of which may have a negative effect on the Fund. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. A manager (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Fund could suffer losses. Additionally, shareholders should be aware that there is no guarantee that a manager that uses quantitative techniques will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available or (ii) free from errors.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment risk than residential mortgage-backed securities (“RMBS”), each of RMBS, CMBS and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. See “Debt Securities Risk” above.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and would include agency derivative indices, such as Markit IOS, and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

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Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

•	Residential Mortgage-Backed Securities Risk. The Fund may invest in RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural, and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS.

The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, residential mortgage loans may be more susceptible to geographic risks relating to such areas. Violation of laws, public policies, and principles designed to protect consumers may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

•	Non-Investment-Grade RMBS Risk. The Fund may invest in RMBS that are non-investment grade, which means that major rating agencies rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”). Non-investment grade RMBS tend to be less liquid, may have a higher risk of default, and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with RMBS may cause defaults or losses on loans underlying such securities. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain, which may impair the Fund’s performance and reduce the return on its investments.

•	Commercial Mortgage-Backed Securities Risk. The Fund may invest in CMBS, which represent interests in pools of mortgage loans secured by commercial properties. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity (as a “balloon payment”), and repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing and/or upon the value and saleability of the real estate at the relevant time. Therefore, the unavailability of real estate financing may lead to default on the mortgage loan. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the applicable borrowers, meaning that there is no recourse against a borrower’s assets other than the specific property encumbered as security. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, to the classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying a commercial mortgage loan and related CMBS may be retained by the borrower and/or used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenues generally are not recoverable without a court-appointed receiver to control cash flow from the collateral. The holder of CMBS does not have a contractual relationship with the borrowers of the underlying commercial mortgage loans and typically has no right directly to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights of set-off against the borrowers, nor will it have the right to object to certain changes to the underlying loan agreements, nor to move directly against the collateral supporting the related loans.

The Fund may invest in subordinated classes of CMBS, which involve greater credit risk, tend to be less liquid and may be more difficult to value than senior classes of CMBS. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may substantially decrease the liquidity and value of subordinated CMBS, especially in a thinly traded market. Subordinated classes of CMBS may include lower-rated or unrated securities that are considered speculative with respect to the issuer’s continuing ability to pay principal and interest in accordance with their terms.

Multi-Manager Risk. The multi-manager strategy employed by the Fund involves special risks, which include:

•	Offsetting Positions. Managers may make investment decisions which conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

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•	Proprietary Investment Strategy Risk. Managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees or the Adviser. Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board of Trustees or the Adviser. For example, managers that develop or license quantitative models may, in their discretion, modify various programmable settings within these models (e.g., investment and execution analytics, weightings and risk parameters). These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

•	Differential Strategy Risk. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser and the Sub-Advisers generally have limited experience as managers of a registered investment company. Due to differences in regulatory requirements, the Adviser or the Sub-Advisers investment strategies may have different results in the Fund than they do in other funds or accounts managed by the Adviser or the Sub-Advisers that are not subject to the protections of the 1940 Act.

New Issue Risk. “New issues” are initial public offerings (“IPOs”) of securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Non-Exchange Traded Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately-placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. More specifically, privately placed securities purchased may be “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.

It is impossible to predict what, if any, changes in regulations may occur, but any regulations that restrict the ability of the Fund or Subsidiaries to trade in securities or commodities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.

The U.S. government and the European Union have enacted or are in the process of enacting new regulations for the derivatives market, including clearing, margin, leverage, reporting, and registration requirements. These and other new rules and regulations

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could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. In December 2015, the SEC proposed a rule under the 1940 Act that would regulate the use of derivatives and related instruments by mutual funds. That rule, if adopted as proposed, could, among other things, restrict a Fund’s ability to invest in derivatives transactions and other instruments or increase the costs of derivatives transactions such that the Fund may be unable to implement certain risk management techniques and investment strategies.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques. For example, in September 2015 the SEC proposed a rule which, if adopted, would impose additional compliance obligations and restrictions with respect to the management of liquidity by mutual funds and open-end exchange traded funds.

It is unclear what impact the final regulations will have on the Fund’s strategies and performance. Recently adopted rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such transactions.

The Fund and its managers may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund, or such regulations could change in ways unfavorable to the Fund’s investments. For instance, if a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

In addition, shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, the Adviser, the Sub-Advisers, the Fund, the Subsidiaries, the Investment Funds, or the businesses of each. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.

Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Many factors may affect the value of real estate underlying real estate related securities, such as, but not limited to, national, regional, and local economies in which the real estate is located, amounts of new construction, consumer demand, laws and regulations (including zoning and tax laws), availability of mortgages and changes in interest rates, and the economy and consumer perception in general.

Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on the Adviser’s or the Sub-Adviser’s ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments and are subject to the risk that the Adviser’s or the Sub-Adviser’s evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests. The Adviser or the Sub-Advisers may fail to identify the reason underlying a particular price differential or later developments may justify the current price differential seen in the markets. In addition, because relative value strategies often involve the taking of an investment position in a particular security and an offsetting position in another related security, investment losses to the Fund may be enhanced if the Fund’s relative value strategies are unsuccessful.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligations under the agreement, the Fund may suffer delays, incur costs, and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security underlying the agreement and the market value of the security declines, the Fund may lose money.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, or industries of the economy (e.g., healthcare, financial services) its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, or industries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a

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fund with investments in a more diversified mix of sectors, sub-sectors, or industries. An individual sector, sub-sector, or industry may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, or industries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, or industries of the economy may adversely affect performance.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Short Sales Risk. The Fund may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude the Fund from entering into short sales or otherwise taking short positions that the applicable manager believes could be advantageous to the Fund. The Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates). When the Fund enters into a short sale, it also must maintain a segregated account of cash or cash equivalents equal to its margin requirements. As a result, the Fund may be required to maintain high levels of cash or other highly liquid instruments at times when the Fund engages in short sales, which could limit the Fund’s ability to pursue other investment opportunities with respect to those assets.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The instruments held by each Subsidiary are in many respects similar to those that are permitted to be held by the Fund

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and subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, in late July 2011, the IRS suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Cayman Subsidiary, that invest in commodity-linked derivative instruments.

Tax Risk. The extent of the Fund’s investments in each of the instruments, markets and asset classes described herein and the manner in which the Fund achieves such investments are limited by the Fund’s intention to qualify for taxation as a RIC under Subchapter M of the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s treatment as a RIC may be jeopardized. In particular, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income from specified sources (such income, “qualifying income”). Income from direct investments in commodities and certain commodity-related derivatives is not qualifying income. The IRS has indicated in a revenue ruling that income from certain commodity-linked instruments, such as certain structured notes, can potentially constitute “qualifying income,” and the IRS has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” The IRS formerly issued private letter rulings concluding that income derived by a RIC from a wholly owned subsidiary, such as the Cayman Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income,” but the IRS has suspended the issuance of such rulings and is reviewing its policy in this area. Moreover, each of the private letter rulings it issued applies only to the taxpayer that received it and may not be used or cited as precedent. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items do or will not constitute “qualifying income.” The tax treatment of the Fund’s investment in the Cayman Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in the Cayman Subsidiary were not to constitute “qualifying income,” the Fund would likely not qualify as a RIC under the Code. In addition, the Fund’s investments in and through underlying entities such as the Cayman Subsidiary and other investment vehicles may make it difficult for the Fund to meet the RIC qualification requirements regarding the diversification of its assets. Further, the U.S. tax treatment of certain of the Fund’s investments is uncertain, including under Subchapter M; an adverse determination by the IRS regarding the timing, character or amount of the Fund’s income or gains could cause the Fund to fail to meet the requirements for treatment as a RIC.

If the Fund were ineligible to or otherwise did not cure any failure to qualify for treatment as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income. The Fund’s failure to qualify for treatment as a RIC could therefore significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a federal income tax at the rates applicable to U.S. corporations and a so-called “branch profits tax” of 30%, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income could be subject to these U.S. taxes. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an underlying investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund. Also, changes in legislation, regulations or other legally binding authority could affect the character, timing and amount of the Fund’s taxable income or gains and distributions, potentially affecting the Fund’s ability to pursue its investment strategy in the manner described herein, and potentially resulting in reduced returns to shareholders.

TBA Risk. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	33

Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risks Specific to Investments in Investment Funds. Investment Funds, in addition to the risks described above relating to their direct investments, often involve additional special risks not present in direct investments. These risks include:

•	Duplicative Fees and Expenses. Investors in the Fund bear two layers of asset-based management fees (directly at the Fund level and indirectly at the Investment Fund level, including with respect to UCITS funds) and a single layer of incentive fees (at both the Investment Fund). The Fund does not pay an incentive fee. Expenses exist at the Fund level and the Investment Fund level.

•	Estimates. The Fund’s investments in Investment Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

•	Exemption from 1940 Act. Investment Funds generally are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments.

•	Illiquid Securities Risk. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are subject to transfer or redemption restrictions that impair the liquidity of these investments. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Investment Funds are generally permitted to make payment to withdrawing investors in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Fund may receive an in-kind distribution of investments that are illiquid or difficult to value. Illiquid investments could prevent the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil.

•	Limited Information Rights. The Adviser is dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases where the Fund holds investments in unaffiliated Investment Funds, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund have no right to receive information about unaffiliated Investment Funds or their managers, and have no recourse against unaffiliated Investments Funds or their managers.

•	Performance Fees. Incentive fees charged by advisors of Investment Funds may create incentives for such advisors to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the advisors of Investment Funds may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative. Performance fee arrangements may differ among Investment Funds. Very generally, Investment Funds typically charge performance fees that range from 10-20% annually of realized and unrealized appreciation. However, the Fund may invest in Investment Funds that charge performance fees that are higher or lower than this typical range.

•	Special Situation Investments. Special situation investments, also known as “side pockets,” are investments in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as special situation investments. To the extent an Investment Fund invests in a special situation investment, the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized.

•	Waiver of Voting Rights. The Fund may purchase non-voting securities of, or to contractually forego irrevocably the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund is not able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment. The Fund waives its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board of Trustees, and will not consider its own interests or the interests of its other clients when it does so. Entering into voting waivers is expected to allow the Fund to purchase interests in Investment Funds that represent attractive investment opportunities, which the Fund might otherwise be restricted from holding pursuant to the prohibitions on transactions with affiliated persons under the 1940 Act. It is possible that relationships between affiliates of the Fund and an Investment Fund may be such that the Fund will be subject to prohibitions on transactions with affiliated persons regardless of any waiver of voting rights by the Fund.

34	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and the Fund’s Annual and Semi-Annual Reports are made available on the Fund’s website, generally within 60 days after the end of each semi-annual period.

PERFORMANCE INFORMATION FOR SIMILAR FUNDS

The Fund commenced operations on June 16, 2014 and thus has a limited operating history. Set forth below are the limited performance records of Blackstone Alternative Multi-Manager Fund (“BAMMF”), a liquidated series of the Trust managed by the Adviser, and Blackstone Diversified Multi-Strategy Fund (“BDMSF”), a sub-fund of Blackstone Alternative Investment Funds PLC, an investment company with variable capital incorporated with limited liability in Ireland as a UCITS fund managed by the Adviser. BAMMF had, and BDMSF has, investment objectives, policies, and strategies that are substantially similar to those of the Fund. Neither BAMMF’s or BDMSF’s performance information is the performance record of the Fund and should not be considered a substitute for the Fund’s own performance. Past returns are not indicative of future performance. This Prospectus does not offer shares of either BAMMF or BDMSF.

BAMMF commenced operations on August 6, 2013, and the board of trustees elected to liquidate BAMMF on April 6, 2016. BDMSF commenced operations on August 11, 2014. Both BAMMF and BDMSF have a limited operating history. The table below shows the average annual total returns for BAMMF from its commencement of operations until its commencement of liquidation, and for BDMSF from its commencement of operations and for the one year period ending June 30, 2016. Past performance does not indicate how the fund will perform in the future. BAMMF was not subject to the same expenses to which the Fund is subject and although BAMMF had a substantially similar investment program to that of the Fund it may have had different allocations, was available through different channels, and did not necessarily make the same investments. Similarly, BDMSF is not subject to the same expenses to which the Fund is subject and although BDMSF has a substantially similar investment program to that of the Fund, it may have different allocations, will be available through different channels, may not necessarily make the same investments, and is subject to different regulatory regimes, so the investment performance of BDMSF will differ from the investment performance of the Fund in the future. This information is provided to illustrate the past performance of the Adviser in managing substantially similar funds; it does not represent the performance of the Fund.

Average Annual Total Returns as of June 30, 2016	1 Year	Since Inception[1]	Inception Date
BDMSF - Class K (EUR) Accumulating (reflects deductions for fees and expenses, but not taxes)	(2.22)%	0.48%	August 11, 2014
BAMMF - Class I (reflects deductions for fees and expenses, but not taxes)	—[2]	3.18[3]	August 6, 2013

[1]	Returns are annualized unless track record is less than 12 months.
[2]	BAMMF liquidated prior to June 30, 2016.
[3]	Performance is shown from August 6, 2013 until April 6, 2016, when BAMMF began a process of liquidation.

MORE ON FUND MANAGEMENT

Adviser and Sub-Advisers

Adviser

Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the Fund’s investment adviser with approximately $5.9 billion in assets under management as of April 1, 2016. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, is an affiliate of the Blackstone Hedge Fund Solutions Group, which has approximately $68.5 billion in assets under management as of April 1, 2016 and is an indirect wholly-owned subsidiary of The Blackstone Group L.P., a publicly traded master limited partnership that has units that trade on the New York Stock Exchange under the symbol “BX.”

The Fund pays the Adviser a management fee (the “Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and Subsidiaries up to $2.5 billion, the Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Management Fee is calculated at a rate of 1.80%. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services, and each bears the fees and expenses it incurs in connection with these services.

For the fiscal year ended March 31, 2016, the Fund paid the Adviser an effective Management Fee of 1.92% of average net assets.

A discussion regarding the basis for the approval of the Fund’s investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s Semi-Annual Report to shareholders for the period ended September 30, 2015 and in the Fund’s Annual Report to shareholders for the period ended March 31, 2016.

The Adviser manages assets not allocated to Sub-Advisers, including using Macro Strategies.

The Adviser has delegated certain SEC and CFTC recordkeeping requirements with respect to the maintenance of the Fund’s books and records to the Fund’s Sub-Advisers and to the Fund’s administrator, State Street Bank and Trust Company (One Lincoln Street, Boston, MA 02111).

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	35

Portfolio Managers

The portfolio managers of the Fund have day-to-day management responsibilities for the Fund. Information regarding the portfolio managers is set forth below.

Name	Portfolio Manager of the Fund Since	Title and Recent Biography
Gideon Berger	2016	2008-Present: Senior Managing Director, The Blackstone Group L.P. (“Blackstone”) (Hedge Fund Solutions)
Robert Jordan	2016	2013-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2012: Managing Director, Blackstone (Hedge Fund Solutions)
Ian Morris	2016	2016-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2015: Managing Director, Blackstone (Hedge Fund Solutions)
Stephen Sullens	2014	2006-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
David Mehenny	2016	2013-Present: Managing Director, Blackstone (Hedge Fund Solutions) 2010-2012: Vice President, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2014	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

Further information regarding the portfolio managers of the Fund, including compensation, other accounts managed, and ownership of securities in the Fund, is available in the SAI.

Sub-Advisers

The Adviser engages the following entities as Sub-Advisers to provide investment management services to the Fund or to one or more Subsidiaries:

•	AlphaParity, LLC (“AlphaParity”), located at 430 Park Avenue, Suite 1202, New York, NY 10022, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Macro Strategies. Founded in 2012, AlphaParity had approximately $723 million in assets under management as of March 31, 2016.

•	Bayview Asset Management, LLC (“Bayview”), located at 4425 Ponce de Leon Boulevard, 5th Floor, Coral Gables, Florida 33146, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Relative Value Strategies. Bayview is an investment management firm focused on all areas of mortgage credit, including whole loans, mortgage backed securities, mortgage servicing rights, and mortgage related equities. Bayview was established in 2008 to serve as the parent company of the loan acquisition, servicing and asset management business previously owned by its predecessor company, Bayview Financial, L.P., which was established by Bayview’s principals in 1993. Bayview had approximately $9.8 billion in assets under management as of March 31, 2016.

•	Blackstone Senfina Advisors L.L.C. (“Senfina”), located at 601 Lexington Avenue, New York, NY 10022, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2014, Senfina had approximately $2.1 billion in assets under management as of March 31, 2016. Senfina is an affiliate of the Adviser on the basis that it is under common control with the Adviser.

•	Boussard & Gavaudan Investment Management, LLP (“BGIM”), located at One Vine Street, London W1J OAH, United Kingdom, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Event-Driven Strategies. BGIM’s predecessor (Boussard & Gavaudan Asset Management, LP) was founded in 2002. BGIM had approximately $2.9 billion in assets under management as of March 31, 2016.

•	Caspian Capital LP (“Caspian”), located at 767 Fifth Avenue, New York, NY 10153, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Event-Driven Strategies. Formed in 2010, Caspian had approximately $3.2 billion in assets under management as of March 31, 2016.

•	Cerberus Sub-Advisory I, LLC (“Cerberus Sub-Advisory”), located at 875 Third Avenue, New York, NY 10022, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Relative Value Strategies. Cerberus Sub-Advisory, a recently formed entity, is an affiliate of Cerberus Capital Management, L.P. (“CCM”). Founded in 1992, CCM had approximately $32.4 billion in assets under management as of March 31, 2016.

•	Chatham Asset Management, LLC (“Chatham”), located at 26 Main Street, Suite 204, Chatham, NJ 07928, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Relative Value Strategies. Founded in 2003, Chatham had approximately $1.93 billion in assets under management as of March 31, 2016.

•	D. E. Shaw Investment Management, L.L.C. (“DESIM”), located at 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using a Multi-Strategy Strategy. DESIM, which was formed in 2005, is a member of the D. E. Shaw group, which was founded in 1988. As of March 31, 2016, the D. E. Shaw group had approximately $38 billion in assets under management, of which DESIM managed approximately $11.7 billion.

•	Emso Partners Limited (“Emso”), located at 21-24 Grosvenor Place, London, SW1X 7HN, United Kingdom, an investment adviser registered with the SEC and a commodity pool operator registered with the CFTC, manages a portion of the Fund’s assets using Macro Strategies. Founded in 2000, Emso had approximately $2.9 billion in assets under management as of March 31, 2016.

36	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

•	Good Hill Partners LP (“Good Hill”), located at One Greenwich Office Park, Greenwich, CT 06831, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Relative Value Strategies. Founded in 2006, Good Hill managed approximately $1.25 billion in discretionary assets and $30 million in non-discretionary assets as of March 31, 2016.

•	GS Investment Strategies, LLC (“GSIS”), located at 200 West Street, New York, NY 10282, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2007, GSIS is an investment advisory affiliate of Goldman Sachs Asset Management, L.P. (“GSAM”). As of March 31, 2016, GSAM and its investment advisory affiliates, one of which is GSIS, had approximately $1.11 trillion in assets under supervision.

•	HealthCor Management, L.P. (“HealthCor”), located at 152 West 57th Street, 43rd Floor, Carnegie Hall Tower, New York, NY 10019, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2005, HealthCor had approximately $1.9 billion in assets under management as of March 31, 2016.

•	IPM Informed Portfolio Management AB (“IPM”), located at Mäster Samuelsgatan 6 PO Box 7717 SE-103 95 Stockholm Sweden, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using Macro Strategies. Founded in 1998, IPM had approximately $5.4 billion in assets under management as of March 31, 2016.

•	Nephila Capital, Ltd. (“Nephila”), located at 31 Victoria Place, 3rd Floor West, Hamilton, HM 10, Bermuda, an investment adviser registered with the SEC and a commodity pool operator registered with the CFTC, manages a portion of the Fund’s assets using Event-Driven Strategies. Founded in 1997, Nephila had $9.5 billion in assets under management as of March 31, 2016.

•	Rail-Splitter Capital Management, LLC (“Rail-Splitter”), located at 303 W. Madison Street, Suite 1325, Chicago, IL 60606, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2002, Rail-Splitter had approximately $373 million in assets under management as of March 31, 2016.

•	Sorin Capital Management, LLC (“Sorin”), located at 84 West Park Place, 5th Floor, Stamford, CT 06901, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Relative Value Strategies. Founded in 2004, Sorin had approximately $730 million in assets under management as of March 31, 2016.

•	Two Sigma Advisers, LP (“Two Sigma”), located at 100 Avenue of the Americas, 16th Floor, New York, NY 10013, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Equity Hedge Strategies. Two Sigma, along with its affiliate Two Sigma Investments, LP, which was founded in 2001, had approximately $35.1 billion in assets under management as of March 31, 2016 including employee proprietary capital.

•	Waterfall Asset Management, LLC (“Waterfall”), located at 1140 Avenue of the Americas, New York, NY 10036, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using Relative Value Strategies. Founded in 2005, Waterfall had approximately $5.45 billion in assets under management as of March 31, 2016.

•	Wellington Management Company LLP (“Wellington”), located at 280 Congress Street, Boston, MA 02210, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 1933, Wellington had approximately $943 billion in assets under management as of March 31, 2016.

The Sub-Advisers that provide investment services to a Subsidiary do not provide services to the Fund. The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund or a Subsidiary. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser. The Adviser oversees the Sub-Advisers for compliance with the Fund or Subsidiary’s investment objective, policies, strategies, and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. In allocating the Fund’s assets, the Adviser has discretion to not allocate any assets to one or more Sub-Advisers at any time.

Selection of Sub-Advisers

The Adviser currently intends to generally consider the following factors as part of its Sub-Adviser screening process, although the factors considered from time to time or with respect to any one Sub-Adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

•	Attractive Long-Term Risk-Adjusted Investment Performance: The Adviser seeks to choose non-traditional Sub-Advisers that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

•	Skilled Application of Non-Traditional Investment Techniques: The Adviser believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Adviser seeks to choose Sub-Advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

•	Opportunistic Approach to Investing: Among the Sub-Advisers sought out by the Adviser, the Adviser may choose “opportunistic” Sub-Advisers who are willing to make substantial investments based on the direction the Sub-Adviser anticipates a particular market, markets or individual securities will take. These Sub-Advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that the Adviser may make only relatively short-term allocations to Sub-Advisers that specialize in opportunistic trades.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	37

•	Management Stability and Committed Investment Professionals: The Adviser believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, the Adviser believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•	Ongoing Monitoring: Once selected, the performance of each Sub-Adviser is regularly reviewed, and new Sub-Advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among Sub-Advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions.

Multi-Manager Structure

The Adviser has ultimate responsibility to oversee the Sub-Advisers, subject to the oversight of the Fund’s Board of Trustees. The Adviser is also responsible for recommending the hiring, termination, and replacement of the Sub-Advisers (as defined below). The Fund has obtained an exemptive order from the SEC that permits the Adviser to hire Permitted Sub-Advisers (as defined below) by entering into sub-advisory agreements with them, and to make material amendments to those sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Adviser hires and terminates Permitted Sub-Advisers in reliance on the exemptive order. The Fund furnishes shareholders with information about new Permitted Sub-Advisers retained in reliance on the exemptive order within 90 days of the hiring of a new Permitted Sub-Adviser. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order and the Fund and the Adviser intend to rely on the exemptive order without seeking additional shareholder approval. The term “Permitted Sub-Adviser” means any Sub-Adviser that is either unaffiliated with the Adviser or that is a directly or indirectly wholly-owned subsidiary of The Blackstone Group L.P.

The Sub-Advisers named above are Permitted Sub-Advisers. The Adviser manages assets not allocated to a Sub-Adviser and may do so directly or through a Subsidiary.

Expense Limitation Undertaking

The Adviser has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below) to an amount not to exceed 2.40% (for Class D, I, and Y Shares) and 2.55% (for Class R Shares) per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund with the exception of: (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for the Fund for any month exceed the Expense Cap, BAIA will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAIA may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after August 31, 2018 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to August 31, 2018 without the Board of Trustees’ consent.

The Fund has agreed to repay the amounts borne by BAIA under the Expense Limitation and Reimbursement Agreement within the three year period after BAIA bears the expense, when and if requested by BAIA, but only if and to the extent that the Specified Expenses of the Fund are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAIA is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund in the month the repayment is made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Additional Information

As described above, the Fund is a party to contractual arrangements with various parties who provide services to the Fund, including BAIA, the Distributor, the Fund’s administrator, custodian, transfer agent, and independent registered public accounting firm, among others. Investors are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

This Prospectus (and the related summary prospectus and SAI) provides information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the summary prospectus, or the SAI is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any investor or other person other than any rights under federal or state law that may not be waived.

SHAREHOLDER INFORMATION

Determination of Net Asset Value

The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities allocated to that share class, by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. The Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares. Because the Fund may hold portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund’s shares may change significantly on days when shares cannot be redeemed.

38	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

The value of the Fund’s investments is generally determined as follows:

Exchange-traded securities (other than exchange-traded bonds and exchange-traded options)

•	Last reported sales price or

•	Official closing price or

•	Official settlement price

Exchange-traded bonds

•	At the bid price of the security if bid existed at the last moment of the regular trading session for such security or bid price at the close of trading on such exchange on such day

Exchange-traded options

•	Official settlement or last reported sales price of any security for which an official settlement price or last reported sales price exists on the primary exchange on the valuation day, or if no official settlement price or last reported sales price exists, at the average of the bid and ask prices of the security if bid and ask both existed at the last moment of the regular trading session for such a security on the primary exchange on the valuation day

Forwards

•	Forward currency contracts are valued at the current forward market prices obtained from independent pricing service providers or may be based on broker-dealer quotations

Over-the-counter (“OTC”) derivative contracts and fixed-income instruments

•	Such instruments are valued using independent pricing service providers, counterparty valuations or broker-dealer quotations

Shares of other open-end registered investment companies

•	Most recent net asset value

The values of non-U.S. securities quoted in non-U.S. currencies, non-U.S. currency balances and non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time, at then current exchange rates or at such other rates as the Board of Trustees, or persons acting at its direction may determine in computing net asset value.

The Adviser evaluates pricing sources on an ongoing basis and may change a pricing source at any time. The Adviser monitors erratic or unusual movements (including unusual inactivity) in the prices of investments and has discretion to override a price supplied by a pricing source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.

Interests in Investment Funds

The Fund bases its net asset value on valuations of its interests in the Subsidiaries and Investment Funds as of the time of the Fund’s valuation. Valuations of the Investment Funds are reported to the Fund by the applicable managers and their agents, including their administrators, based on each Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. Typically, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund were the Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. With respect to Investment Funds that do not report a value to the Fund on a timely basis, the Fund determines the fair value of its interest in the Investment Fund based on the most recent value reported by the Investment Fund, together with any other relevant information available at the time the Fund values its portfolio.

There are uncertainties in the valuations reported by the manager or agent of an Investment Fund, upon which the Fund calculates its own net assets. As a result, the Fund’s net assets (and net asset value) may be subject to later adjustment, based on information reasonably available at such later time that shows earlier conclusions regarding the valuation of one or more Investment Funds were inaccurate. Valuation determinations that are later shown to be inaccurate may have an adverse effect on the Fund or individual shareholders by affecting the amount of fees paid by the Fund, causing purchasing or redeeming shareholders to pay or receive too little or too much for their shares and causing the interests of remaining shareholders to become overvalued or diluted.

For example, fiscal year-end net asset value calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by investors who redeemed their shares before such adjustments. As a result, to the extent that subsequently adjusted valuations from the manager or agent of an Investment Fund or revisions to the net asset value of an Investment Fund adversely affect the Fund’s net asset value, the shares will

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	39

be adversely affected by previous redemptions to the benefit of shareholders who redeemed their shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding shares and to the detriment of shareholders who previously redeemed their shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of shares.

“Fair Value” Pricing

For investments where market quotations are not readily available (or are otherwise not reliable), the fair value will be determined, in good faith, by the Board of Trustees or pursuant to procedures approved by the Fund’s Board of Trustees.

With respect to the Fund’s use of “fair value” pricing, you should note the following:

•	Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations), including where events occur after the close of the relevant market, but before the close of the NYSE, that materially affect the values of the Fund’s investments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available.

•	The values of assets that are fair valued are determined by the Board of Trustees or persons acting at the Board of Trustees’ direction pursuant to procedures approved by the Board of Trustees. Factors that may be considered in determining fair value include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the of the relevant market and before the Fund’s NAV is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Due to the inherent uncertainty of these estimates, estimates of fair value may differ from values that would have been used had a ready market for these investments existed and the difference could be material.

•	The Fund may use a third-party valuation service provided to value non-U.S. equity securities that are primarily traded outside of North and South America. The third-party valuation service provider calculates a factor that is applied to adjust the last price of each such security in the vent that there is movement in excess of a specified trigger as measured by the movement between the prior close and the current close of the U.S. market.

The Fund’s current net asset value per share is available on the Fund’s website at http://www.blackstone.com/bamsf.

Additional Information about the Purchase and Sale of Shares

The Fund currently offers four classes of shares, Class D Shares, Class I Shares, Class R Shares, and Class Y Shares, which are being offered by this Prospectus.

Shares of the Fund are continuously offered through the Distributor. In addition, certain intermediaries designated by the Fund may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Fund and the Distributor have the sole right to accept orders to purchase shares and may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading.

Class D Shares are offered primarily through broker-dealers and other financial intermediaries with which the Distributor has an agreement for the use of the Fund in investment products, programs, or accounts such as mutual fund supermarkets or other no transaction fee platforms. Class D Shares are subject to distribution and/or service fees, which are paid to financial intermediaries to support the sale and distribution of Class D Shares and/or servicing activities. The minimum investment in Class D Shares of the Fund by an investor is $25,000, and the minimum subsequent investment in Class D Shares of the Fund by an investor is $5,000.

Class I Shares are offered for institutional investors (e.g., banks, insurance companies, corporations, and other financial institutions) and individuals who are clients of financial intermediaries, broker-dealers, financial institutions, or registered investment advisors that have entered into an arrangement approved by the Distributor to provide certain administrative services to investors in the Fund’s Class I Shares. Shareholders of Class I shares may be subject to additional advisory, administrative, servicing, account-level or other fees in addition to those described in this Prospectus, which are paid to financial intermediaries to support the additional services they may provide. The minimum investment in Class I Shares of the Fund by an investor is $1,000,000, and the minimum subsequent investment in Class I Shares of the Fund by an investor is $200,000.

Class Y Shares are offered for institutional investors and individuals (including through individual retirement accounts) who purchase directly from the Fund. Class Y Shares may also be offered for investment by employees, officers and directors/trustees of the Adviser, the Fund or their respective affiliates. Class Y Shares do not have investment minimum requirements.

Class R Shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, tax-sheltered annuity, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Fund to utilize Class R Shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R Shares also are generally available only to specified benefit plans when Class R Shares are held on the books of the Fund through omnibus accounts. Class R Shares are not available to retail or non-specified benefit plan accounts, traditional and

40	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans. Class R Shares are not subject to distribution and/or service fees, but may be subject to certain recordkeeping and other administrative fees. Class R Shares do not have initial investment or subsequent investment minimums.

You may purchase or redeem shares of each class of shares of the Fund each day the NYSE is open, at the Fund’s net asset value per share of a class of shares determined after receipt of your request in good order. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

The Fund, the Adviser or the Distributor may waive the minimum investment requirements for any share class from time to time in its sole discretion and may waive minimum investment requirements in Class D and/or Class I Shares for certain omnibus accounts or retirement plans.

Shares of the Fund may be held in an account at a financial intermediary in which case, generally, the intermediary will hold a shareholder’s shares in nominee or street name as the shareholder’s agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts at a financial intermediary, and a shareholder may obtain information about such accounts only through the financial intermediary.

Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. In addition, certain financial intermediaries and retirement plans may require investors to follow their procedures for transacting with the Fund. Contact your financial intermediary or retirement plan for further information.

Buying Shares

The price to buy one share of a class of shares of the Fund is its NAV per share of that class. Each class of the Fund’s shares are sold without a sales charge by the Fund, the Distributor, or an authorized broker-dealer or financial intermediary.

The Fund has authorized the Distributor, and the Distributor may designate other broker-dealers or financial intermediaries, to receive purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when the Distributor or authorized broker-dealer or other financial intermediary receives the order.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The Fund may stop offering shares or a class of shares completely or may offer shares or a class of shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Redemption of Shares

The Fund has authorized the Distributor, and the Distributor may designate other broker-dealers or financial intermediaries, to receive redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when the Distributor or authorized broker-dealer or other financial intermediary receives the order.

Shares will be redeemed at the NAV next calculated after an order is received in proper form by the Fund, the Distributor, or an authorized broker-dealer or financial intermediary. Normally, redemptions will be processed by the next business day following the day they are received in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Fund or class of shares of the Fund.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should any shareholder’s redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in securities (which may include interests held in Investment Funds) or commodities contracts (or cash and securities and commodities contracts) (all together, “In Kind Redemptions”). In Kind Redemptions would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such In Kind Redemptions would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such In Kind Redemptions will not be less than the value used in computing net asset value for the purpose of such redemption.

When you terminate your relationship with your financial intermediary, your shares may be sold at the NAV next calculated, in which case your financial intermediary would send the redemption proceeds to you.

Federal anti-money laundering regulations require all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order to verify your identity in accordance with these regulations. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. The Fund has appointed an anti-money laundering compliance officer.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	41

Exchanging Shares

The classes of shares offered by the Fund reflect different distribution and shareholder servicing arrangements and have different expense ratios and eligibility requirements. By purchasing shares of the Fund, you agree that the Fund may cause your shares to be exchanged for or converted into shares of another class of the Fund, provided that you are eligible to purchase shares of the other class, the exchange or conversion is not a taxable event, and at the time of the exchange or conversion the rights, privileges, and expenses of the other share class are no less favorable to you than the rights, privileges, and expenses of your original share class.

In addition, shares of one class of the Fund may be exchanged, at a shareholder’s option, for shares of another class of the Fund provided that the shareholder for whom the exchange is being requested is eligible to purchase shares of the class into which such shareholder seeks to exchange. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in a shareholder-requested exchange may be subject to higher or lower total expenses following such exchange. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local, and non-U.S. tax consequences of an exchange.

Exchanges are subject to any minimum initial purchase requirements for each share class of the Fund. Shares of the Fund will be exchanged for shares of a different class of the Fund on the basis of their respective NAVs and no redemption fee will apply to the exchanges.

Orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Fund is open for business will be executed at the respective net asset values for each class of shares determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values for each class of shares determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder that makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Fund reserves the right to modify or discontinue the exchange privilege at any time.

The Fund has no exchange privilege with any other fund.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of mutual fund shares may inhibit the efficient management of the Fund’s portfolio by the Adviser, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

The Fund invests in foreign securities and may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, potential remains for short-term arbitrage trades to dilute the value of the Fund’s shares.

Because of the potential harm to the Fund and its long term shareholders, the Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Adviser may take certain protective measures against shareholders who are believed by the Adviser to be engaged in these abusive trading activities, including (i) cancelling or rejecting a suspicious trade, (ii) issuing a written warning to the shareholder, (iii) suspending, delaying, rejecting, limiting, imposing other conditions on, or otherwise restricting additional purchase or exchange orders in the relevant account and all related accounts for any period of time, or permanently, as determined by the Adviser, (iv) closing the account, or (v) requesting that the relevant financial intermediary take any of the foregoing actions on behalf of the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of shares, but the Fund reserves the right to reject any purchase of shares with or without prior notice to the account holder. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The Fund will not accommodate market timers.

The Fund will assess the effectiveness of current policies and surveillance tools on an ongoing basis, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however,

42	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of shares, even when the trading is not for abusive purposes.

COST BASIS REPORTING

Upon the redemption or sale of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. Please see the Fund’s website at http://www.blackstone.com/bamsf or contact the Fund at 1-855-890-7725, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. All references to Blackstone’s website are intended to allow public access to information regarding the Fund and do not, and are not intended to, incorporate Blackstone’s website into this Prospectus. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The Fund normally pays dividends and capital gain distributions in December, but may make additional distributions at other times. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund or, if you elect, paid to you in cash.

Tax Considerations

The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-deferred retirement plans or non-U.S. shareholders (defined below). The SAI provides more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid out of the Fund’s investment income will generally be taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.

Distributions reported by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed to individual shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In addition, if a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction or for treatment as QDI.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distribution in excess of your tax basis is treated as gain from a sale of your shares.

The tax treatment of your dividends and distributions will be the same regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has unrealized gains that are subsequently realized, or realized but not yet distributed income or gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	43

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

The Fund has elected to be, and intends to qualify and be treated each year as, a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund qualifies for treatment as a RIC, it generally will not be required to pay federal income taxes on income and gains it distributes in a timely manner to shareholders. If the Fund were to fail to meet any of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

As noted above, the Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in the Cayman Subsidiary. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Cayman Subsidiary will constitute “qualifying income” for purposes of RIC qualification. However, under current law and in the absence of an IRS ruling or other guidance, this result is uncertain. It is possible that the IRS will take the position that all or a portion of the Fund’s income from its investments in commodity-linked notes or in the Cayman Subsidiary does not constitute qualifying income, including retroactively; if the IRS were successful in this position the Fund would likely not meet the 90% gross income requirement.

The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Cayman Subsidiary to offset gains realized by it in subsequent tax years.

Further, if a net loss is realized by an Investment Fund or other investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Fund or Subsidiary that invests in such investment vehicle.

In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an underlying investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.

The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, including for purposes of meeting the ongoing distribution, asset diversification, qualifying income, and other requirements applicable to RICs under Subchapter M of the Code, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability or the requirements applicable to it for RIC treatment under the Code.

44	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

Certain of the Fund’s investments, including certain debt instruments, derivatives, its investment in the Cayman Subsidiary, exchange-traded notes, commodity-related investments, foreign securities or foreign currencies and certain of the Cayman Subsidiary’s investments, could affect the amount, timing and character of distributions you receive or could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions). The timing and character of income or gains arising from such investments can be uncertain. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, the Fund’s ability to pursue its investment strategy, including a strategy involving the ability to make such investments, may be limited by the Fund’s intention to qualify as a RIC and the Fund’s strategy may bear adversely on the Fund’s ability to so qualify.

Certain dividends and other distributions or proceeds received by the Fund from sources outside the United States may be subject to withholding taxes imposed by countries outside the U.S. This may reduce the return on your investment. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign income taxes paid by it. If the Fund is eligible and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

The Fund’s investments in foreign securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

If you sell or redeem your Fund shares, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares. See “Cost Basis Reporting” above for a description of reporting rules relating to redemptions of Fund shares.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements; in addition, a shareholder that invests through a tax-qualified retirement plan or other tax-advantaged account generally will be taxed upon withdrawal of monies from such plan or account. Shareholders should consult their tax advisers to determine the precise effect of an investment in the Fund on their particular tax situation.

Fund distributions also may be subject to state and local taxes. You should consult with your tax adviser regarding the particular consequences of investing in the Fund.

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described further in the SAI, generally are not subject to withholding of U.S. federal income tax. Other distributions by the Fund to foreign shareholders are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on capital gains (and is not allowed a deduction for losses) realized on the sale or exchange of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including capital gain dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Please see the SAI for more detailed tax information.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	45

DISTRIBUTION ARRANGEMENTS

Blackstone Advisory Partners L.P., an affiliate of the Adviser, distributes the Fund’s shares. The Distributor may designate other broker-dealers or financial intermediaries to receive purchase and redemption orders and provide certain administrative services on the Fund’s behalf. In addition, the Fund and/or the Adviser will use their own resources to pay the Distributor or other broker-dealers or financial intermediaries in connection with providing services, in the case of payments by the Adviser, are intended to result in the sale of shares of the Fund and/or, in the case of payments by the Adviser and/or the Fund, for administrative, networking, record-keeping, sub-transfer agency, and/or shareholder support services. To the extent permitted by applicable law, these fees may be charged to the Fund. The Fund and/or the Adviser may pay significant amounts to intermediaries, including, but not limited to, retirement plan sponsors, service-providers, and administrators that provide those services. These payments may create an incentive for an intermediary, or its representatives, to recommend or offer shares of the Fund to its customers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related SAI do not constitute an offer by the Fund or by the Distributor to sell shares of the Fund to or to buy shares of the Fund from any person to whom it is unlawful to make such offer.

No sales loads are charged on the classes of shares currently offered by the Fund.

The Fund has adopted an Amended and Restated Distribution and Service Plan (the “Distribution and Service Plan”) under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale of its Class D Shares and for services provided to shareholders of Class D Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Distribution and Service Plan, Class D Shares bear distribution and/or service fees at an annual rate of 0.25% of the average net assets of the Fund attributable to Class D Shares. Payments of the distribution and/or service fee are used to compensate the Distributor for any distribution and sales and support services provided in connection with the offering and sale of Class D Shares and for personal services and/or the maintenance of shareholder account services provided to shareholders of Class D Shares. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. Payments of the distribution and/or service fee may be made without regard to expenses actually incurred.

The Adviser and/or its affiliates pay additional compensation, out of its own assets and not as an additional charge to the Fund, to intermediaries in connection with the sale and/or distribution of shares or the retention and/or servicing of shareholder accounts. This compensation would be in addition to compensation paid by the Fund, which is described in this Prospectus and the Fund’s SAI and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The level of such payments may be substantial and may be different for different intermediaries. These payments may create incentives on the part of an intermediary to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

46	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available free of charge, via the Fund’s website, www.blackstone.com/bamsf.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Class I
	Year Ended 3/31/2016	Period Ended 3/31/2015[1]
Net Asset Value, Beginning of Period	$10.38	$10.00
Income From Investment Operations:
Net investment loss[2]	(0.05)	(0.09)
Net realized and unrealized gain (loss)	(0.26)	0.53

Total From Investment Operations	(0.31)	0.44

Less Distributions to Shareholders:
From net investment income	(0.01)	(0.02)
From net realized capital gains	(0.24)	(0.04)

Total Distributions	(0.25)	(0.06)

Net Asset Value, End of Period	$9.82	$10.38

Total Return	(3.01)%	4.43%[3]

Ratios to Average Net Assets:[4]
Total expenses before recoupment (reimbursement) from Investment Adviser	3.22%	3.41%[5]
Recoupment (reimbursement) from Investment Adviser	0.05%	(0.24)%[5]

Net expenses after recoupment (reimbursement) from Investment Adviser	3.27%	3.17%[5]
Excluded expenses[6]	(0.93)%	(0.77)%[5]

Expenses, net of impact of excluded expenses	2.34%	2.40%[5]

Net investment loss	(0.45)%	(1.11)%[5]

Supplemental Data:
Net assets, end of period (in thousands)	$3,921,027	$1,097,917

Portfolio turnover	172%	194%[3]

[1]	For the period June 16, 2014 (commencement of operations) to March 31, 2015.
[2]	Calculated using average shares outstanding during the period.
[3]	Percentage represents the results for the period and is not annualized.
[4]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[5]	Financial ratios have been annualized except for non-recurring costs.
[6]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement, except for Management Fees.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	47

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Class D
	Year Ended 3/31/2016	Period Ended 3/31/2015[1]
Net Asset Value, Beginning of Period	$10.38	$10.00
Income From Investment Operations:
Net investment loss[2]	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(0.26)	0.48

Total From Investment Operations	(0.33)	0.43

Less Distributions to Shareholders:
From net investment income	—	(0.01)
From net realized capital gains	(0.24)	(0.04)

Total Distributions	(0.24)	(0.05)

Net Asset Value, End of Period	$9.81	$10.38

Total Return	(3.22)%	4.32%[3]

Ratios to Average Net Assets:[4]
Total expenses before recoupment (reimbursement) from Investment Adviser	3.47%	3.54%[5]
Recoupment (reimbursement) from Investment Adviser	0.02%	(0.14)%[5]

Net expenses after recoupment (reimbursement) from Investment Adviser	3.49%	3.40%[5]
Excluded expenses[6]	(1.18)%	(1.00)%[5]

Expenses, net of impact of excluded expenses	2.31%	2.40%[5]

Net investment loss	(0.66)%	(1.29)%[5]

Supplemental Data:
Net assets, end of period (in thousands)	$22,811	$6,012

Portfolio turnover	172%	194%[3]

[1]	For the period November 17, 2014 (commencement of operations) to March 31, 2015.
[2]	Calculated using average shares outstanding during the period.
[3]	Percentage represents the results for the period and is not annualized.
[4]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[5]	Financial ratios have been annualized except for non-recurring costs.
[6]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement, except for Management Fees.

48	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Class Y
	Year Ended 3/31/2016	Period Ended 3/31/2015[1]
Net Asset Value, Beginning of Period	$10.29	$10.00
Income From Investment Operations:
Net investment loss[2]	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.25)	0.31

Total From Investment Operations	(0.28)	0.29

Less Distributions to Shareholders:
From net investment income	(0.02)	—
From net realized capital gains	(0.24)	—

Total Distributions	(0.26)	—

Net Asset Value, End of Period	$9.75	$10.29

Total Return	(2.90)%	2.90%[3]

Ratios to Average Net Assets:[4]
Total expenses before recoupment (reimbursement) from Investment Adviser	3.12%	3.26%[5]
Recoupment (reimbursement) from Investment Adviser	0.00%[6]	(0.07)%[5]

Net expenses after recoupment (reimbursement) from Investment Adviser	3.12%	3.19%[5]
Excluded expenses[7]	(0.92)%	(0.79)%[5]

Expenses, net of impact of excluded expenses	2.20%	2.40%[5]

Net investment loss	(0.34)%	(1.03)%[5]

Supplemental Data:
Net assets, end of period (in thousands)	$339,613	$105,624

Portfolio turnover	172%	194%[3]

[1]	For the period January 28, 2015 (commencement of operations) to March 31, 2015.
[2]	Calculated using average shares outstanding during the period.
[3]	Percentage represents the results for the period and is not annualized.
[4]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[5]	Financial ratios have been annualized except for non-recurring costs.
[6]	Represents less than 0.01%.
[7]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement, except for Management Fees.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016	49

PRIVACY POLICY

Rev. May 2016

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■        Social Security number and income

■       Assets and investment experience

■        Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information		Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes— to offer our products and services to you		Yes	No
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes—information about your creditworthiness		No	We don’t share
For our affiliates to market to you		No	We don’t share
For nonaffiliates to market to you		No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com.

50	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	JULY 28, 2016

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

■       open an account or give us your income information

■        provide employment information or give us your contact information

■       tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■        sharing for affiliates’ everyday business purposes—information about your creditworthiness

■        affiliates from using your information to market to you

■       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■        Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Blackstone

Blackstone Alternative Multi-Strategy Fund

You may visit the Fund’s website at http://www.blackstone.com/bamsf for a free copy of the Prospectus, SAI, or an Annual or Semi-Annual Report.

Shareholder Reports. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund sends only one report to a household if more than one account has the same last name and same address. Contact your service agent or the Fund if you do not want this policy to apply to you.

Statement of Additional Information. The SAI provides more detailed information about the Fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the Fund or obtain shareholder reports or the SAI (without charge) by contacting your service agent or by calling the Fund at 1-855-890-7725, or by writing to the Fund at 345 Park Avenue, 28th Floor, New York, NY 10154. You can also email the Fund at BlackstoneMutualFundClientService@blackstone.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

File Number: 811-22743

STATEMENT OF ADDITIONAL INFORMATION

July 28, 2016

BLACKSTONE ALTERNATIVE

INVESTMENT FUNDS

345 Park Avenue

28th Floor

New York, New York 10154

212-583-5000

Blackstone Alternative Multi-Strategy Fund

Class D Shares – BXMDX

Class I Shares – BXMIX

Class R Shares – BXMRX

Class Y Shares – BXMYX

The prospectus of Blackstone Alternative Multi-Strategy Fund (“BAMSF” or the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), dated July 28, 2016 (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. The Fund’s financial statements and financial highlights for the period ended March 31, 2016 contained in the Trust’s Annual Report are incorporated by reference into, and are deemed to be part of, this SAI. You may request a copy of the Prospectus, the Annual Report, or this SAI free of charge by contacting the Fund at the address or telephone number provided above.

DESCRIPTION OF THE FUND

The Trust was organized as a Massachusetts business trust on August 27, 2012 under the name Blackstone Investor Solutions Funds. On September 10, 2012, the Trust was renamed Blackstone Alternative Investment Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. BAMSF is currently the sole series of the Trust. BAMSF is non-diversified and currently offers four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares.

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various investment funds (“Investment Funds”) in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

Organization and Management of the Wholly-Owned Subsidiaries

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the Fund, one of which is an exempted company with limited liability formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two of which are limited liability companies disregarded for tax purposes and formed under the laws of the State of Delaware (the “Domestic Subsidiaries”). Each Subsidiary is advised by Blackstone Alternative Investment Advisors LLC (the “Adviser” or “BAIA”) and has the same investment objective as the Fund. The Cayman Subsidiary has a board of directors and each Domestic Subsidiary has a board of managers. The Fund looks through each Subsidiary for the purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to the capital structure, affiliated transactions and custody. Each Subsidiary has an eligible custodian under Section 17 of the 1940 Act. The Adviser may retain one or more Sub-Advisers to invest each Subsidiary’s assets or the Adviser may invest the Subsidiaries’ assets. Each of the Fund and the Cayman Subsidiary is expected to be a commodity pool subject to regulation by the U.S. Commodity Futures Trading Commission (“CFTC”). The pool operator of the Domestic Subsidiaries is expected to be exempt from registration as such with the CFTC with respect to the Domestic Subsidiaries.

Fundamental Investment Restrictions

The Fund is subject to the following fundamental investment restrictions. The Fund may (except as noted below):

(1)	Borrow money, make loans, or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations, or orders may be amended from time to time.

(2)	Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not considered to represent an industry.

(3)	Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

(4)	Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts, or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations, or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by the Fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. The Fund may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, total return swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instruments will not be considered a “senior security” by the Fund and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not complete. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund would be largely dependent on the performance of that industry or industries. For purposes of this fundamental investment policy, Investment Funds, Subsidiaries, and investment companies are not considered part of any industry or group of industries. In addition, the Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will limit the ability of the Fund to invest in an Investment Fund or a Subsidiary. For purposes of determining compliance with Fundamental Investment Restriction (2), the Fund will not consider portfolio investments held by the Investment Funds, except to the extent that an Investment Fund provides timely and sufficient information about its portfolio investments.

Fundamental Investment Restriction (3). This restriction permits investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this SAI and the Prospectus) of the Fund apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Adviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Adviser believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

Additional information regarding the types of securities and financial instruments in which the Fund may invest, directly or indirectly through its investments in Investment Funds, and certain of the investment techniques that may be used by the Adviser, Sub-Advisers, or the managers of the Investment Funds, are set forth below. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its investment exposure and risks through the Subsidiaries or Investment Funds. As applicable, references to the “Fund” shall mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” shall mean any one or more of the Adviser, Sub-Advisers and advisors to the Investment Funds.

Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Market Countries. The risks described above apply to an even greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging market countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging market countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging market countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed- income securities, interest) in emerging market countries.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks of Foreign Investments.” Depositary Receipts also may be subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Some convertible securities are “mandatory,” meaning that they must be converted into common stock of the issuer on or before a certain date. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Warrants and Rights

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. The Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Options and Futures

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance. Each of the Fund and the Cayman Subsidiary meets the definition of the term “commodity pool” under the Commodity Exchange Act and the rules of the CFTC, therefore, the Adviser is subject to regulation as a pool operator under the Commodity Exchange Act with respect to each of the Cayman Subsidiary and the Fund.

Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.

By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund may also invest in American style (options that may be exercised at any time before the expiration date) and European style (options that may be exercised only on the expiration date) over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The staff of the SEC has taken the position, generally, that purchased OTC options and the assets used to cover written OTC options are considered illiquid. However, to the extent the Fund invests in OTC options, certain purchased OTC options and assets used to cover written OTC options may be considered liquid (for example, OTC options purchased from a creditworthy counterparty under which the Fund has the contractual right to terminate the option within seven days).

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange- traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that the Fund will be able to effect a closing purchase or an offsetting closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Adviser, and other clients of the Adviser may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security. An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Fund’s use of currency options.)

Futures. The Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade—known as “contract markets”—approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)

Index Futures. The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. The Fund may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. The Fund may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of the Fund’s use of currency futures.)

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of the Fund’s use of options on currency futures.)

The Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. The Fund may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net assets will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).

Swap Contracts and Other Two-Party Contracts

The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names.

The Fund may enter into swaps on securities, derivatives, commodities, or indices, or baskets of securities derivatives, commodities, or indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying strategy or instrument where direct ownership is either not legally possible or is economically unattractive. For example, the Fund may engage in a total return swap in which the Fund or a Subsidiary would make payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by a manager. The total return swap, and fees and expenses relating to the swap, typically would be based on a notional amount. The swap would depend on the performance of the index, calculated by the counterparty or affiliate of the counterparty, and would reflect fees payable to the counterparty as well as management and performance fees of the index sponsor.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Fund’s use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, the Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above. Contracts for difference may also be structured based on the relative performance of individual securities.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments a manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legal and Regulatory Risk” below for more information.

An Investment Fund’s transactions in these types of derivatives may bear adversely on the Fund’s ability to qualify as a RIC.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange- traded derivatives.

Among other trading agreements, the Fund may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the

International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to covert these currencies into U.S. dollars, in which case a manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.)

The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options.)

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding or other taxes). See, for example, “Options and Futures—Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both interest rate and credit risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. This risk will be greater for long-term securities than for short-term securities. Generally, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. For example, the value of an investment held by an Investment Fund with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps to curtain or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) may have adverse effects on investments, volatility, and illiquidity in debt markets and may, in turn, have a material adverse effect on Investment Funds holding fixed income securities. In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity, or both. During those periods, the Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods.

Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income for the Fund from investments in floating rate fixed income securities cannot be predicted with certainty. The future income for the Fund from investments in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Fund may invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady bonds, Euro bonds and zero coupon securities, described below. Some of these investments may be treated as having been issued originally at a discount or as having “market discount” or “acquisition discount.” See “Taxes- Securities Issued or Purchased at a Discount.” In effect, the Fund may be subject to heightened credit risk as a result of the effective deferral of payments on these instruments. The Fund may potentially not ultimately receive cash equal to the income recognized by the Fund as a result of the obligor’s default. There may be a risk that the Adviser will have received fees from the Fund in respect of income recognized but not ultimately received by the Fund. Such instruments may also prove challenging to value in the event that judgments about the collectability of deferred payments must be made.

Cash and Other High Quality Investments

The Fund may invest a portion of its assets in cash or cash items pending other investments, for portfolio management purposes, or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and money market funds. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

Money market mutual funds in which the Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. After October 14, 2016, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra- national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks

(“FHLBs”)). No assurance can be given that the U.S. government would provide financial support to these agencies and instrumentalities if not required to do so by law and investments in these types of securities involve greater risk than investments in other types of U.S. government securities since the investor must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment. Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). The Fund may also invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts—Swap Contracts” above.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and Other Real Estate-Related Investments

The Fund may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment funds that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to the Fund’s investment in U.S. REITs.

By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Royalty Trusts

Royalty trusts are investment trusts whose securities are listed on a stock exchange or privately traded and typically control underlying companies whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas. The royalty trusts then receive royalties and/or interest payments from their underlying companies, and distribute them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

A sustained decline in demand for crude oil, natural gas, and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit-card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed-income securities described elsewhere in this SAI.

Commercial Mortgage-Backed Securities Risk. The Fund may invest in CMBS, which represent interests in pools of mortgage loans secured by commercial properties. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity (as a “balloon payment”), and repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and saleability of the real estate at the relevant time. Therefore, the unavailability of real estate financing may lead to default on the mortgage loan. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the applicable borrowers, meaning that there is no recourse against a borrower’s assets other than the specific property encumbered as security. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, to the classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying a commercial mortgage loan and related CMBS may be retained by the borrower and/or used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenues generally are not recoverable without a court-appointed receiver to control cash flow from the collateral. The holder of CMBS does not have a contractual relationship with the borrowers of the underlying commercial mortgage loans and typically has no right directly to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights of set-off against the borrowers, nor will it have the right to object to certain changes to the underlying loan agreements, nor to move directly against the collateral supporting the related loans.

The Fund may invest in subordinated classes of CMBS, which involve greater credit risk, tend to be less liquid and may be more difficult to value than senior classes of CMBS. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may substantially decrease the liquidity and value of subordinated CMBS, especially in a thinly traded market. Subordinated classes of CMBS may include lower-rated or unrated securities that are considered speculative with respect to the issuer’s continuing ability to pay principal and interest in accordance with their terms.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Additionally, credit risk transfer mortgaged-backed securities issued by Fannie Mae (called Connecticut Avenue Securities) and Freddie Mac (called Structured Agency Credit Risk debt notes) carry no guarantee whatsoever from the issuing agency and the risk of default associated with these securities would be borne by the Fund. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate

Securities” below.

Residential Mortgage-Backed Securities. Residential Mortgage-Backed Securities (“RMBS”) represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.

Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS.

It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. government securities) to widen dramatically.

Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset- backed securities has increased because performance of the various sectors in which the assets underlying asset- backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset- backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset- backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset- backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only

(“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

The Fund may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by a manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below- investment-grade status after the time of purchase by the Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities may be more dependent on the manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Shareholder Information—Determination of Net Asset Value” in the Prospectus), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default. Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Distressed or Defaulted Instruments

The Fund may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for a manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If a manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for the Fund. See

“Taxes” below for more information.

Arbitrage Transactions

Merger Arbitrage. The Fund may engage in merger arbitrage transactions, where the Fund will purchase securities at prices below a manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers—the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Capital Structure Arbitrage. Capital structure arbitrage involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depositary Receipt counterparts). This strategy profits from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Convertible Bond Arbitrage. Convertible bond arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. The Fund may seek to hedge the equity exposure of the position by selling short the equity or other related security in a ratio it believes is appropriate for the current convertible bond valuation and may seek to hedge the debt exposure of the position by selling short a related fixed income security. A convertible bond arbitrage strategy is constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

Arbitrage strategies are subject to the risk of overall market movements. To the extent that a general increase or decline in market values affects the securities involved in an arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Brady Bonds

Brady bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging market countries.

Brady bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady bonds and the history of prior defaults by the issuers of Brady bonds, investments in Brady bonds may be viewed as speculative.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

The Fund’s investments in “zero coupon” fixed income securities accrue interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund may be required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. The Fund may invest in inflation indexed bonds. The Fund may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation- adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase.

However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to the Fund, even though principal is not paid until maturity. In each case, the Fund may be required to distribute the accrued income to its shareholders, even though the Fund may not receive a corresponding amount of cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, with respect to the Fund’s investments in fixed-income securities, the Fund may enter into a firm commitment agreement if a manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by the Fund may be below investment- grade.

When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

The Fund may also invest in loans through novations. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal, interest, and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

A manager may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, a manager may seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). A manager’s decision not to use material, non-public information about borrowers may place a manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, a manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When a manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by a manager (either intentionally or inadvertently), a manager’s ability to trade in other securities of the issuers of these loans for the account of a manager will be limited pursuant to applicable securities laws. Such limitations on a manager’s ability to trade could have an adverse effect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, the Fund relies on its Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. When the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will earmark or otherwise segregate liquid assets equal to the repurchase obligation or forward commitment, as applicable. Earmarking or otherwise segregating assets may limit the Fund’s ability to pursue other investment opportunities.

Commodity-Related Investments

The Fund may invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). The Fund may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and—exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Fund may invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

The Fund’s ability to engage in commodity-related investments may be limited by tax considerations. See “Taxes” below for further discussion of these considerations.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

The Fund may invest in illiquid securities, although such investments in illiquid securities will be limited to a maximum of 15% of the Fund’s net assets.

A manager also may deem certain securities to be illiquid as a result of a manager’s receipt from time to time of material, non-public information about an issuer, which may limit a manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If the Fund sells its securities in a registered offering, it may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net assets. The judgment of a manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Investments in UCITS Funds

UCITS funds are open-ended pooled or collective investment undertakings established in accordance with the UCITS Directive adopted by European Union member states. Similar to open-end investment companies, the underlying investments of a UCITS fund must be liquid enough to fulfill redemptions at the request of holders, either directly or indirectly out of the underlying investments. The assets themselves are entrusted to an independent custodian or depositary for safekeeping and must be held on a segregated basis. To the extent the Fund holds interests in a UCITS fund, it is expected that the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and a single layer of incentive fees (at the UCITS fund level).

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

Event-Linked Instruments/Catastrophe Bonds

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.

Reinsurance-Related Securities

The Fund may invest in reinsurance-related securities, which include event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss, or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry. Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.

Investments in Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. These securities are subject to the same risks discussed herein for event-linked instruments/catastrophe bonds. In addition, because Quota Share Notes, Excess of Loss Notes, and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes, Excess of Loss Notes and ILW Notes, which will place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes, Excess of Loss Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to the Fund.

Non-Cash Income

Certain investments made by the Fund may give rise to taxable income in excess of the cash received by the Fund from those investments. In order to make distributions of its income to its investors, it is possible that the Fund will dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of investments that may result in non-cash income.

Lack of Correlation Risk; Hedging

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions a manager anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

To the extent a manager employs a hedging strategy for the Fund, the success of any such hedging strategy will depend, in part, upon a manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

Trading Restrictions

In the course of their business activities, there is a risk that the Adviser or a Sub-Adviser may receive material non-public information. The Adviser and/or Sub-Adviser may receive such information directly as a result of its investment advisory activities for the benefit of the Fund or some other account, or indirectly as a result of the Adviser’s or a Sub-Adviser’s relationship with an affiliated entity. In such event, the Adviser or Sub-Adviser may be restricted from trading certain securities regardless of whether the activities leading to the receipt of material non-public information were for the benefit of the Fund or otherwise. Such restrictions may have a material impact on the gains and losses of the Fund.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Fund. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, self-regulatory organizations, or non-U.S. regulatory authorities that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States and the European Union. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

The Adviser and Sub-Advisers may be similarly adversely affected by legal, tax, or regulatory changes and, as a result, may be unable or unwilling to provide advisory services to the Fund or its Subsidiaries.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The European Union and certain other countries are implementing similar requirements, which will affect an Investment Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Certain regulators in the U.S. government and the European Union have enacted or proposed mandatory minimum margin requirements for uncleared derivatives. Such requirements could increase the amount of margin required to be provided by an Investment Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. Additionally, transactions in certain types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are now required to be centrally cleared through a clearing house. This new requirement could also increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and subject the Fund to risk if it enters into a derivatives transaction that is required to be cleared and no clearing member is willing or able to clear the transaction on the Fund’s behalf. Likewise, some types of cleared derivatives are now required to be executed on an exchange or on a swap execution facility, which can create additional costs and risks for the Fund.

New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund), limit liquidity in the derivatives market, and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result. It is currently unclear how the regulatory changes will affect counterparty risk.

In addition, the SEC proposed a new rule relating to registered investment companies’ use of derivatives and related instruments in December 2015. The proposed rule would permit registered investment companies to enter into derivatives transactions and financial commitment transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act, provided that they (i) comply with one of two alternative portfolio limitations designed to impose a limit on the amount of leverage that may be obtained through derivatives transactions, financial commitment transactions, and other senior security transactions; (ii) manage the risks associated with the derivatives transactions and financial commitment transactions by maintaining a certain amount of qualifying assets for each type of transaction; and (iii) depending upon the extent of derivatives usage, establish a formalized derivatives risk management program. This proposed rule, if enacted, could restrict the Fund’s ability to engage in derivatives transactions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts and have proposed further rules relating to position limits. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients of a Sub-Adviser and its affiliates may be aggregated for this purpose. The trading decisions of a Sub-Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The Adviser or a given Sub-Adviser may, in its sole discretion (as applicable), elect to cause the Fund to (i) refrain from entering into a transaction to purchase that it may otherwise have caused the Fund to enter into;

or (ii) sell an instrument that the Fund presently holds, if such transaction or the continued ownership of such instrument would cause the Fund, the Adviser, the Sub-Adviser, and/or any of their affiliates to make a governmental or regulatory filing. Any such election may cause the Fund to (a) forego an investment opportunity that the Adviser or Sub-Adviser had determined may otherwise generate a profit for the Fund; and/or (b) incur additional expenses, including without limitation, brokerage and/or legal fees.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on a manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit a manager’s ability to access management and other personnel at certain companies where a manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC has imposed certain restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair market participants’ ability to utilize certain investment strategies and techniques. For example, in September 2015 the SEC proposed a rule which, if adopted, would impose additional compliance obligations and restrictions with respect to the management of liquidity by mutual funds and open-end exchange traded funds. The proposed rules would require open-end mutual funds (other than money market funds) to (i) adopt liquidity risk management programs and maintain a portion of the fund’s holdings in assets that can be converted into cash within three business days; (ii) provide additional disclosures about a fund’s redemptions and liquidity risk; and (iii) would permit, but not require, an open-end mutual fund (other than an exchange traded fund) to implement “swing pricing,” which would allow a fund to adjust its net asset value for the transaction costs related to subscriptions and redemptions. The proposed rule, if adopted, would impose significant additional requirements on funds and their investment advisers to develop liquidity risk management programs and could substantially alter industry practices with respect to pricing of fund shares and change how costs associated with increased purchase or redemption activity are allocated to transacting shareholders.

Rules implementing credit risk retention requirements for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party or hedging 5% of the credit risk in assets transferred, sold or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers and, in certain cases, collateral managers of securitization vehicles in which an Investment Fund may invest, which costs could be passed along to such Investment Fund as an investor in such transactions.

There has been extensive rulemaking and regulatory changes in connection with the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that affect the financial industry as a whole. Until all of the new requirements of the Dodd-Frank Act are implemented, it is unknown how burdensome such requirements will be. The Dodd-Frank Act has affected and will continue to affect a broad range of market participants with whom the Fund and its Subsidiaries interacts or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Parts of the Dodd-Frank Act, such as the “Volcker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. It is difficult to anticipate the impact on the Adviser, the Sub-Advisers, the Fund, the Subsidiaries, and the Investment Funds of such regulatory changes. It may take years to understand the impact of the Dodd-Frank Act and related regulations on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for the Adviser and Sub-Advisers to execute the investment strategies of the Fund.

Recent Events

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.

Limited Operating History

The Fund and its Subsidiaries commenced operations on June 16, 2014, and thus have a limited operating history upon which its performance may be evaluated. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser and Sub-Advisers have limited experience as managers of a registered investment company. The past performance of other investment funds managed by affiliates of a manager cannot be relied upon as an indicator of the Fund’s potential success, in part because of the unique nature of the Fund’s investment strategy. An Investor in the Fund must rely upon the ability of the Adviser and Sub-Advisers in identifying and implementing investments for the Fund. There can be no assurance that the Adviser and Sub-Advisers will be successful in identifying and implementing investment opportunities for the Fund.

MANAGEMENT

Board of Trustees’ Oversight Role in Management

The Board of Trustees of the Fund (the “Board of Trustees”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A majority of the Trustees of the Board of Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The trustees of the Board of Trustees (the “Trustees”) are not required to contribute to the capital of the Fund or to hold shares of the Fund.

Board of Trustees Composition and Fund Leadership Structure

The identity of the Trustees and officers of the Fund, and brief biographical information regarding each Trustee and officer during the past five years, is set forth below. Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, New York 10154.

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
John M. Brown (1959)	Trustee	March 2013 to Present	Retired (2004-Present)	4	None

Frank J. Coates (1964)	Trustee	March 2013 to Present	CEO, Wheelhouse Analytics, LLC (2010-Present) (Technology Solutions)	4	None

Peter M. Gilbert (1947)	Trustee	February 2016 to Present	Retired (2015-Present); CIO, Lehigh Endowment Fund (2007-2015)	4	None

Paul J. Lawler (1948)	Trustee	March 2013 to Present	Retired (2011-Present)	4	Trustee, First Eagle Funds (9 portfolios)

Kristen Leopold (1967)	Trustee	March 2013 to Present	CFO, WFL Real Estate Services, LLC (2006-Present); CFO, KL Associates LLC (Hedge Fund Consulting) (2007-2014)	4	Trustee, CPG Alternative Strategies Fund LLC; Trustee, CPG Carlyle Fund LLC; Trustee, CPG Carlyle Master Fund, LLC

Name and Year of Birth of Interested Trustees	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Peter Koffler[3] (1956)	Trustee	August 2012 to Present	Senior Managing Director,[4] The Blackstone Group L.P. (“Blackstone”) (2012-Present); General Counsel, BAIA and Blackstone Alternative Asset Management L.P. (“BAAM”) (2010-Present); Chief Compliance Officer, Blackstone (2013-2016); Managing Director,[4] Blackstone (2006-2011); Chief Compliance Officer, BAAM (2008-2012)	4	None

[1]	Term of office of each Trustee is indefinite until his or her resignation, removal, or death. Any Trustee of the Fund may be removed from office in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws.
[2]	As of the date of this SAI, the “Fund Complex” consists of BAMSF, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund.
[3]	Mr. Koffler is an “interested person” of the Fund, as defined in the 1940 Act, due to his position with the Adviser and its affiliates.
[4]	Executive title, not a board directorship.

Officers:

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	August 2012 to Present	Managing Director,[2] Blackstone (2014-Present); Vice President, Blackstone (2012-2013);

Brian F. Gavin (1969)	President (Principal Executive Officer)	August 2012 to Present	Chief Operating Officer & Senior Managing Director,[2] Blackstone (2007-Present)

Hayley Stein (1977)	Chief Compliance Officer and Anti-Money Laundering Officer	March 2013 to Present	Chief Compliance Officer, BAIA and BAAM (2013-Present); Managing Director,[2] Blackstone (2011-Present)

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	August 2012 to Present	Senior Managing Director,[2] Blackstone (2016-Present); Chief Financial Officer, BAIA and BAAM (2007-Present); Managing Director[2], Blackstone (2007-2015)

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
James Hannigan (1983)	Chief Legal Officer	March 2015 to Present	Vice President, Blackstone (2014-present); Associate, Blackstone (2012-2013); Assistant Vice President, FRM Americas, LLC (2011-2012)

[1]	Term of office of each Officer is indefinite until his or her death, resignation, removal, or disqualification.
[2]	Executive title, not a board directorship.

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of January 1, 2016:

Name of Independent Trustee	Dollar Range in Equity Securities in BAMSF	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
John M. Brown	Over $100,000	Over $100,000
Frank J. Coates	None	Over $100,000
Peter M. Gilbert*	None	None
Paul J. Lawler	Over $100,000	Over $100,000
Kristen M. Leopold	$50,001-$100,000	$50,001-$100,000

*	Appointed to the Board effective as of February 24, 2016.

Name of Interested Trustee	Dollar Range in Equity Securities in BAMSF	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
Peter Koffler*	None	None

*	Deemed to be an “interested person” of the Fund, as defined in the 1940 Act.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of January 1, 2016:

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John M. Brown	N/A	N/A	N/A	N/A	N/A
Frank J. Coates	N/A	N/A	N/A	N/A	N/A
Peter M. Gilbert*	N/A	N/A	N/A	N/A	N/A
Paul J. Lawler	N/A	N/A	N/A	N/A	N/A
Kristen M. Leopold	N/A	N/A	N/A	N/A	N/A

*	Appointed to the Board effective as of February 24, 2016.

Compensation of Trustees and Officers

The Fund pays no compensation to any of its officers or to the Trustees listed above who are interested persons of the Fund. The Independent Trustees are each paid by the Fund $72,000 per fiscal year in aggregate for their services to the Fund, for which the Independent Trustees serve as trustees, and the Trustees are reimbursed by the Fund for their travel expenses related to Board of Trustees meetings. The Chairpersons of the Board of Trustees and the Audit Committee are paid an additional $3,000 per fiscal year in aggregate. The Trustees do not receive any pension or retirement benefits from the Fund. The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ended March 31, 2016 to the persons who serve, and who are expected to continue serving, as Trustees of the Fund during such period:

Name of Independent Trustee	Aggregate Compensation From Funds[1]	Total Compensation From Funds and Fund Complex[1]
John M. Brown	$56,000	$90,000
Frank J. Coates	$53,000	$85,000
Peter M. Gilbert[2]	$18,000	$27,500
Paul J. Lawler	$53,000	$85,000
Kristen M. Leopold	$56,000	$90,000

[1]	These amounts represent aggregate compensation for services of each Trustee to the Fund Complex, for which each Trustee serves as director. The Fund Complex currently consists of the Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund. For the fiscal year ended March 31, 2016, the Fund Complex also included an additional series of the Trust that has since been liquidated.
[2]	Appointed to the Board effective as of February 24, 2016.

Trustee Qualifications

The Board of Trustees has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board of Trustees members: his or her character and integrity; his or her professional experience; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Koffler, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund. The Board of Trustees believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with BAIA, other service providers, counsel, and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Board of Trustees has considered the following particular attributes as to the various individual Trustees:

Mr. Brown, investment management experience and experience as a board member and/or executive officer of various businesses and other organizations.

Mr. Coates, business and finance expertise and training as a Chartered Financial Analyst and experience as a chief executive officer, board member and/or executive officer of various registered investment companies and other businesses within the asset management industry.

Mr. Gilbert, investment management experience as former chief investment officer and experience as a board member of various businesses and other organizations.

Mr. Lawler, business, finance and investment management expertise, training as a Chartered Financial Analyst, and experience as a chief investment officer, board member and/or executive officer of various large independent universities, foundations, registered investment companies, businesses and other organizations.

Ms. Leopold, business, finance and accounting expertise and training as a Certified Public Accountant and experience as a chief financial officer and/or auditor and manager at an alternative asset management company and a multi-national accounting firm.

Mr. Koffler, professional training and experience as a business lawyer focusing on the investment management industry and his perspective on Board of Trustees matters as a senior executive of Blackstone Alternative Asset Management L.P., an affiliate of BAIA.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Board of Trustees Leadership Structure and Risk Oversight

The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for ensuring that the Fund is managed in the best interests of its shareholders. The Board of Trustees will regularly review the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by BAIA and its affiliates, by the Sub-Advisers, and by the Fund’s other service providers. The Board of Trustees will review and evaluate, at least annually, the fees and operating expenses paid by the Fund for these services. In carrying out these responsibilities, the Board of Trustees will be assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board of Trustees. In addition, the Fund’s Chief Compliance Officer reports directly to the Board of Trustees.

Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, BAIA, and other affiliated parties. The Independent Trustees will meet regularly as a group in executive session, which will not include representatives of BAIA, except by invitation. An Independent Trustee currently serves as Chairman of the Board of Trustees of the Fund.

Taking into account the number and complexity of the registered investment companies overseen by the Board of Trustees within the Fund Complex and the amount of assets under management in the Fund, the Board of Trustees has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board of Trustees as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board of Trustees or otherwise. The membership and chair of each committee consists exclusively of Independent Trustees.

The Board of Trustees oversees risk as part of its broader oversight of Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, BAIA, the Board of Trustees will regularly receive reports, including reports from BAIA and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board committees may focus on different aspects of these risks within the scope of the committees’ authority.

The Board of Trustees recognizes that not all risks that may affect the Fund can be identified, that it will not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters typically will be summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board of Trustees and by the committees is subject to substantial limitations.

Standing Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board of Trustees determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.

Audit Committee

The Audit Committee of the Fund, which consists of Ms. Leopold and Messrs. Coates and Lawler, provides oversight with respect to the accounting and financial reporting policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit, and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, BAIA and certain affiliates. The Audit Committee met three times during the most recent fiscal year.

Nominating Committee

The Nominating Committee of the Fund, which consists of Messrs. Brown, Coates, Gilbert, and Lawler, meets to select nominees for election as Trustees of the Fund and considers other matters of Board of Trustees policy, including reviewing and making recommendations to the Board of Trustees with respect to the compensation of the Independent Trustees. It is the policy of the Nominating Committee to consider nominees properly submitted by shareholders. In accordance with the terms of the Nominating Committee Charter, shareholders who wish to recommend a nominee should send a nomination to the Secretary of the Trust which includes biographical information and sets forth the qualifications of a proposed nominee. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating Committee and to serve if elected by shareholders. The Nominating Committee met two times during the most recent fiscal year.

Other Accounts Managed by Portfolio Managers (as of March 31, 2016)

The table below identifies, for each named portfolio manager of the Fund, the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment vehicles and other separate accounts is reported based on the Adviser’s practice of naming a particular individual to maintain oversight responsibility, in conjunction with the Adviser’s or its affiliates’ Investment Committee and with the support of a team of other individuals employed by the Adviser or its affiliates, for each account.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	130	$61 billion	82	$35 billion

	Other Accounts	0	$0	0	$0

Robert Jordan	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	119	$52 billion	71	$31 billion

	Other Accounts	0	$0	0	$0

Ian Morris	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	119	$52 billion	71	$31 billion

	Other Accounts	0	$0	0	$0

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Stephen Sullens	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	124	$54 billion	76	$33 billion

	Other Accounts	0	$0	0	$0

David Mehenny	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	1	$953 million	0	$0

	Other Accounts	0	$0	0	$0

Alberto Santulin	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	1	$953 million	0	$0

	Other Accounts	0	$0	0	$0

Compensation of Portfolio Managers

Each portfolio manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group L.P. (“Blackstone”), the parent company of the Adviser, which stock options may be subject to certain vesting periods. The amount of a portfolio manager’s discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Adviser and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the portfolio manager in assisting with managing the assets of the Adviser; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

Securities Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of the date of this SAI:

Portfolio Manager	Dollar Range of Shares Held in BAMSF
Gideon Berger	None
Robert Jordan	None
Ian Morris	None
Stephen Sullens	Over $1 million
David Mehenny	None
Alberto Santulin	None

Potential Conflicts of Interest

Each portfolio manager’s compensation plan can give rise to potential conflicts of interest. Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund.

The Fund may be subject to a number of actual and potential conflicts of interest. As applicable, references to a “manager” refer to any one or more of the Adviser, Sub-Advisers, and advisors to the Investment Funds.

Selection of Sub-Advisers

The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund. This could create an incentive for the Adviser to select Sub-Advisers with lower fee rates or Sub-Advisers that are affiliated with the Adviser. Each sub-advisory agreement with the Sub-Advisers, and any material change thereto, will be approved by the Board of Trustees of the Fund, including a majority of Independent Trustees. Additionally, in relying on the exemptive order issued by the SEC in recommending the hiring, termination, and replacement of Permitted Sub-Advisers (“Manager of Managers Order”), the Adviser will provide the Board of Trustees with information showing the expected impact of any proposed Sub-Adviser hiring or termination on the profitability of the Adviser. Where a change is proposed for a Sub-Adviser affiliated with the Adviser, the Board of Trustees, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board of Trustees meeting minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or Sub-Adviser derives an inappropriate advantage.

Allocation of Investment Opportunities

If an investment opportunity is appropriate for the Fund and one or more other funds/accounts for which the Adviser (or one of its affiliates) acts as investment manager (collectively, “Other Blackstone Clients”), the Adviser may be required to choose between the affiliated entities in allocating the investment opportunity. For example, the Adviser may seek to invest, on behalf of the Fund and the Other Blackstone Clients, with one or more investment managers that limit the amount of assets or the number of accounts that they manage. The Adviser intends to allocate such opportunities in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions, guidelines, and similar factors.

Sub-Advisers face similar conflicts of interest and generally address them through comparable allocation procedures.

Allocation of Models or Investment Techniques by Sub-Advisers that Employ Quantitative-Based Strategies

If a model, strategy, or investment technique (an “Analytic”) is appropriate for the Fund and one or more other clients of a Sub-Adviser, a Sub-Adviser’s decision on how to allocate an Analytic among the Fund and such other clients (including the relative exposure the Fund and such other clients have to an Analytic) may vary for one or more reasons, including (i) the Analytic may have smaller capacity than can be optimally used for one or more of a Sub-Adviser’s clients; (ii) the Analytic involves asset classes outside the investment mandate of one or more of a Sub-Adviser’s clients; (iii) the Analytic is not appropriate for the investment regulatory restrictions applicable to one or more of a Sub-Adviser’s clients; (iv) the Analytic is hedged by taking smaller or larger exposures (as applicable) to certain style factors, sectors or other directional risks than that targeted by one or more of a Sub-Adviser’s clients; and/or (v) the Analytic involves greater liquidity risk than that targeted by one or more of a Sub-Adviser’s clients. The net result(s) could be that one or more of a Sub-Adviser’s clients, including the Fund, would not have access to certain Analytics that produce higher predicted rates of return, lower volatility or shorter trading horizons than those Analytics utilized (in degree and/or manner) by such clients.

A Sub-Adviser may have a greater financial interest in the performance of other clients than the performance of the Fund. These interests may give rise to conflicts of interest in allocating Analytics among the Fund and such other clients.

A Sub-Adviser may also license an Analytic from an affiliate or third party. A licensor may have complete discretion regarding which of its Analytics (including proprietary strategies and/or models and including newly developed Analytics that may meet the investment objectives of the Fund) its elects to license (and correspondingly withhold from) a Sub-Adviser. An affiliated or third-party licensor may revoke any or all licenses granted to a Sub-Adviser for any reason or no reason at all, including the fact that such a licensor has a greater financial interest in utilizing the full capacity available in an Analytic for itself or its clients.

Financial Interests in Managers

The Adviser and its affiliates have financial interests in investment vehicles and asset managers, which may give rise to conflicts of interest between the Fund and such other investment vehicles managed by such other asset managers. The Adviser and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts are described below.

Blackstone-Owned Managers. Affiliates of the Adviser currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). Such ownership interests range from minority to 100%. Blackstone may receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of the Adviser’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, the Adviser may have an incentive to allocate the Fund’s assets to such Blackstone Affiliated Fund since affiliates of the Adviser have a direct or indirect financial interest in the success of such fund.

Blackstone Senfina Advisors L.L.C. Blackstone Senfina Advisors L.L.C. (“BSA”), an affiliate of the Adviser, serves as a Sub-Adviser to the Fund. The compensation paid to BSA in connection with its sub-advisory services to the Fund benefits Blackstone, the indirect parent company of both the Adviser and BSA, and there may be an incentive for the Adviser to allocate Fund assets to BSA over allocating to other Sub-Advisers.

In addition, BSA manages certain funds (each, a “BSA Fund”) that allocate capital among unaffiliated portfolio managers (“Senfina Managers”) and invest capital directly. Initially, all Senfina Managers will be exclusive to the BSA Funds, but, after a period, the Senfina Managers may sponsor their own investment funds (each, a “Senfina Fund”) or otherwise develop their own investment management businesses. BSA expects to have a revenue share or other economic interest in such businesses. The nature of the Adviser’s or its affiliate’s relationship with BSA and the Senfina Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to BSA and the Senfina Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSA Fund; (ii) the Fund typically will not be able to invest in a Senfina Fund and; (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring a Senfina Manager to serve as a subadviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with a Senfina Manager would not be prohibited under the 1940 Act, such investment generally would benefit BSA and a withdrawal/redemption by the Fund generally would be detrimental to BSA. In particular, to the extent that the Fund invests in a Senfina Fund or hires a Senfina Manager to serve as a Sub-Adviser, BSA will receive a portion of the revenue the Senfina Manager receives in respect of the Fund’s investment. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSA and the Senfina Managers, on the other hand. In order to mitigate the potential conflict, BSA will waive its share of any management or performance-based allocations or fees derived from the Fund’s investment with a Senfina Manager. Those amounts will be passed through or rebated to the investing Fund. This pass through/rebate generally also applies in the case of co-investments or other investments with a Senfina Manager outside of its commingled vehicle. The Fund will not otherwise participate in any of the economic arrangements related to any Senfina Manager with which they invest.

Blackstone Strategic Alliance Advisors L.L.C. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of the Adviser, manages certain funds (the “BSAA Funds”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the BSAA Funds generally receive economic participation in the Emerging Managers in the form of profit sharing, equity interests, or other contractual means of participating in the business of the Emerging Managers. The nature of the Adviser’s or its affiliate’s relationship with BSAA and the Emerging Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to BSAA and the Emerging Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSAA Fund; (ii) the Fund typically will not be able to invest in an Emerging Manager Vehicle and; (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring an Emerging Manager to serve as a subadviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with an Emerging Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSAA Funds and a withdrawal/redemption by the Fund generally would be detrimental to the BSAA Funds. In particular, to the extent that the Fund invests in an Emerging Manager Vehicle or hires an Emerging Manager to serve as a Sub-Adviser, the BSAA Funds will receive a portion of the revenue the Emerging Manager receives in respect of the Fund’s investment. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSAA, the BSAA Funds and the Emerging Managers, on the other hand. In order to mitigate the potential conflict, BSAA and the BSAA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Fund’s investment with an Emerging Manager. Those amounts will be passed through or rebated to the investing Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The Fund will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There is significant overlap between the Adviser’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of the Adviser, manages certain funds (the “BSCA Funds”) that make investments (typically in the form of equity interests or revenue shares) in established alternative asset managers (the “Strategic Capital Managers”). The nature of the Adviser’s or its affiliate’s relationship with BSCA and the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to BSCA and the Strategic Capital Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSCA Fund; (ii) the Fund may not be able to invest in a fund managed by a Strategic Capital Manager (“Strategic Capital Manager Vehicles”) and; (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring a Strategic Capital Manager to serve as a subadviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund generally would be detrimental to the BSCA Funds. In particular, to the extent that the Fund invests in a Strategic Capital Manager Vehicle or hires a Strategic Capital Manager to serve as a Sub-Adviser, the BSCA Funds will receive a portion of the revenue the Strategic Capital Manager receives in respect of the Fund’s investment. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSCA, the BSCA Funds and the Strategic Capital Managers, on the other hand. In order to mitigate the potential conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Fund’s investment with an Emerging Manager. Those amounts will be passed through or rebated to the investing Fund. The Fund will not participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There is significant overlap between the Adviser’s and BSCA’s investment committees.

In managing the conflicts noted above, the Adviser has adopted the following limits, which may be changed from time to time: allocations to Blackstone Strategies (defined below) will not exceed 15% of the Fund’s assets, allocations to BAIA Investments (defined below) will not exceed 15% of the Fund’s assets, and aggregate allocations to Blackstone Strategies and BAIA Investments will not exceed 20% of the Fund’s assets. The term “Blackstone Strategies” means any investment mandates managed in a continuous or recurring manner by the Adviser or any Sub-Adviser that is a majority-owned subsidiary of The Blackstone Group L.P. The term “Blackstone Investments” means opportunistic or single idea investment allocations managed by the Adviser. Hedging exposure related to an investment in an Investment Fund is not considered to be an allocation to either Blackstone Strategies or BAIA Investments.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal, and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment. As a consequence, that information, which could be of benefit to the Fund, typically would be limited to those respective businesses and otherwise be unavailable to the Fund.

Blackstone Proprietary Funds

From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of the Adviser’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, the Adviser, the Sub-Advisers, and their Affiliates

The managers devote to the Fund as much time as is necessary or appropriate, in their judgment, to manage the Fund’s activities. Certain inherent conflicts of interest arise from the fact that the managers and their affiliates act on behalf of the Fund and carry on investment activities for a significant number of other clients (including other investment funds sponsored by Blackstone, the Sub-Advisers, or their affiliates) in which the Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with the investment objective and strategy of the Fund. These activities could be viewed as creating a conflict of interest in that the time of the managers will not be devoted exclusively to the business of the Fund but such time will be allocated among the Fund and the managers’ other clients.

Future investment activities by a manager, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which a manager or its affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in investments. In connection with a manager’s management of the Fund and other registered investment companies, the Fund may be forced to waive voting rights with respect to an Investment Fund. The Fund also may be forced to sell or hold existing investments as a result of other relationships that a manager may have or transactions or investments a manager or its affiliates may make or have made. In addition, a manager may determine not to invest the Fund’s assets in an Investment Fund, or may withdraw all or a portion of an existing Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the manager’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s investment, a manager may cause the Fund to withdraw prior to its other clients.

Investment activities by a manager, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/ Advisory Clients” below), may give rise to additional conflicts of interest. A manager has no obligation to purchase or sell, or recommend for purchase or sale for the Fund, any investment that the manager or its affiliates may purchase or sell, or recommend for purchase or sale, for their own accounts or for the account of any other client or Investment Fund. Further, from time to time, investment opportunities that are allocated to manager clients other than the Fund will not be allocated to the Fund at all or at the same time because of, among other reasons, differences in investment guidelines. In addition, a manager otherwise may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund.

The managers, Blackstone, their affiliates and any of their respective officers, directors, retired partners, partners, members or employees, may invest for their own account in various investment opportunities, including in hedge funds and other investment vehicles, in which the Fund has no interest. A manager may engage an affiliate to service loans or to provide similar services to vehicles in which the Fund may invest, which may give rise to conflicts of interest.

Non-Discretionary/Advisory Clients

Certain affiliates of the Adviser provide advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. Such affiliates may communicate investment recommendations to such clients prior to the full implementation of such recommendations by the manager for the Fund or other discretionary clients. Accordingly, the Fund and the affiliates’ other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes withdrawal limitations, actions taken by non-discretionary clients may be adverse to the Fund or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the Fund or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund or other discretionary clients of the Fund.

Placement Agent Arrangements

On October 1, 2015, Blackstone spun off the financial and strategic advisory and restructuring and reorganization advisory divisions of the Distributor, as well as its Park Hill Group fund placement business, and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman (“PJTP”). While PJTP operates independently from Blackstone and is not an affiliate thereof, nevertheless because it is expected that there will be substantial overlap between Blackstone and PJTP, conflicts may arise in connection with transactions between or involving the Sub-Advisers on the one hand and PJTP on the other. The Distributor would not receive any compensation relating to any such transactions.

Middle- and Back-Office Services

BAAM, an affiliate of the Adviser, owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Fund serves on the board of Arcesium. Arcesium provides certain middle- and back-office services and technology to the Adviser and certain Sub-Advisers, the Fund is not expected to pay the fees for these services. To the extent permitted by the 1940 Act, Arcesium may also provide services and technology to the Fund and/or one or more Investment Funds, in which case the Fund may pay, directly or indirectly, the fees for these services. The services and technology provided by Arcesium are expected to support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, and other services and technology as agreed between the applicable entity and Arcesium. BAAM may recommend Arcesium’s services to certain Sub-Advisers, and certain Sub-Advisers from time to time may hire Arcesium. BAAM will not require any Sub-Advisers to hire Arcesium as a condition to hiring them or investing in an Investment Fund nor will it favor Sub-Advisers who use Arcesium over Sub-Advisers who use other qualified middle- and back-office services providers when hiring Sub-Advisers for the Fund’s portfolio.

In return for its services, Arcesium typically receives a one-time upfront implementation fee, an annual software fee (based on the relevant fund’s aggregate net asset value), and an annual operations services fee (also based on the relevant fund’s aggregate net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees have been negotiated at arm’s-length and the Adviser believes them to be reasonable in relation to the services provided and consistent with prevailing charges from third party providers of the same or substantially similar services. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of BAAM, there may be conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from BAAM upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, such cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM and its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium. In the event that cash distributions received by BAAM from Arcesium with respect to these funds’/accounts’ use of Arcesium exceed the Arcesium Fees paid by the funds/accounts, any excess amounts will be retained by BAAM. In addition, in the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive such cash distributions and that the funds/accounts will be reimbursed for any portion of the Arcesium Fees paid by it.

Service Providers and Financial Institutions as Investors

From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or have a relationship with the Adviser and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with the Adviser or its affiliates. Neither the Adviser nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and the Adviser in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. The Adviser has procedures in place designed to prevent the inappropriate use of such information by the Fund.

Transactions Between the Fund and Other Blackstone Clients

The Adviser, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales, or exchanges generally will be effected based upon the net asset value of the investment and will be subject to the approval of the Adviser’s Chief Compliance Officer (among others).

CODES OF ETHICS

The Fund, the Adviser, the Sub-Advisers, and Blackstone Advisory Partners L.P. have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

BAMSF

As of June 30, 2016, the following entities owned beneficially or of record 5% or more of the Class I shares of BAMSF:

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held approximately 26% of the outstanding shares of Class I.

•	Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, NY 10577, held approximately 24% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held approximately 34% of the outstanding shares of Class I.

•	Pershing LLC, located at One Pershing Plaza, Jersey City, NJ 07399, held approximately 11% of the outstanding shares of Class I.

•	National Financial Services, LLC, located at 499 Washington Boulevard, Jersey City, NJ 07310, a subsidiary of Fidelity Investments, held approximately 9% of the outstanding shares of Class I.

As of June 30, 2016, there were no entities that owned beneficially or of record 5% or more of the Class D shares of BAMSF.

As of June 30, 2016, the following entities owned beneficially or of record 5% or more of the Class Y shares of BAMSF:

•	Blackstone Treasury Solutions Advisors L.L.C., located at 345 Park Avenue, 11th Floor, New York, NY 10154, held approximately 38% of the outstanding shares of Class Y.

•	JPMorgan Chase Bank N.A., located at 270 Park Ave, New York, NY 10017, held approximately 30% of the outstanding shares of Class Y.

•	American International Group, Inc., located at 175 Water St, New York, NY, 10038, held approximately 8% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of BAMSF may be presumed to “control” (as that term is defined in the 1940 Act) BAMSF. As of June 30, 2016, no shareholders held 25% of the outstanding shares of the BAMSF. Shareholders controlling BAMSF could have the ability to vote a majority of the shares of BAMSF on any matter requiring approval of the shareholders of BAMSF.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of March 31, 2016.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

As detailed in the Prospectus, Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the investment adviser of the Fund and as such, has responsibility for the management of the Fund’s affairs, under the supervision of the Board of Trustees. The Adviser, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, was founded in 2012 and is an affiliate of Blackstone Alternative Asset Management L.P. and an indirect wholly-owned subsidiary of The Blackstone Group L.P., a publicly traded master limited partnership that has common units that trade on the New York Stock Exchange under the symbol “BX.” Blackstone was founded in 1985 and is one of the world’s leading investment and advisory firms.

The Adviser determines the allocations of the Fund’s assets and is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. Subject to the control of the Trustees, the Adviser also manages, supervises, and conducts certain other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

The Fund pays the Adviser a management fee (the “Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and the Subsidiaries up to $2.5 billion, the Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Management Fee is calculated at a rate of 1.80%. For BAMSF’s fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 to March 31, 2015, BAMSF and its Subsidiaries paid the Adviser total investment advisory fees of $54,840,602 and $9,488,096 (gross of any fee waivers and/or expense reimbursements), respectively.

The Adviser voluntarily has agreed to waive its fees and/or reimburse expenses of the Fund to the extent necessary to limit certain of the Fund’s expenses, together with the Management Fee, to an amount not to exceed the following annual rates: 2.40% annualized (for Class D, Class I, and Class Y Shares) and 2.55% annualized (for Class R Shares). The Fund has agreed to repay any waived fees or reimbursed expenses within the three year period after the Adviser’s waiver or reimbursement, when and if requested by the Adviser, but only to the extent that repayment would not cause these expenses and management fees to exceed 2.40% annualized (for Class D, Class I, and Class Y Shares) and 2.55% annualized (for Class R Shares). These waiver/reimbursement and recoupment arrangements cannot be terminated before August 31, 2018 without the consent of the Fund’s Board of Trustees. The maximum percentage limitations set forth above are based on all expenses of the Fund with the exception of (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser) (together, the “Excluded Expenses”).

The Fund’s investment management agreement will continue in effect as to the Fund initially for two years and from year to year thereafter if such continuance is specifically approved at least annually by (a) the Board of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated without penalty at any time on sixty days’ written notice, by vote of a majority of the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund. The investment management agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act, or by the Adviser upon sixty days’ written notice to the Fund.

The Sub-Advisers

•	AlphaParity, LLC. The principal owner of AlphaParity, LLC is Steve Gross through his controlling interest in AlphaParity Funding, LLC.

•	Bayview Asset Management, LLC (“Bayview”). The principal beneficial owner of Bayview is David Ertel, through his beneficial ownership interest in Bayview Asset Management Holdings, LLC (majority owner of Bayview).

•	Blackstone Senfina Advisors L.L.C. (“Senfina”). Senfina is an indirect wholly-owned subsidiary of The Blackstone Group L.P., a publicly traded master limited partnership that has units that trade on the New York Stock Exchange under the symbol “BX.” Senfina is an affiliate of BAIA, the Fund’s investment adviser, on the basis that it is under common control with BAIA.

•	Boussard & Gavaudan Investment Management, LLP. The principal owners of Boussard & Gavaudan Investment Management, LLP are Emmanuel Boussard and Emmanuel Gavaudan.

•	Caspian Capital LP. The principal owners of Caspian Capital LP are Adam S. Cohen and David N. Corleto.

•	Cerberus Sub-Advisory I, LLC. The principal owner of Cerberus Sub-Advisory I, LLC is Stephen A. Feinberg, who owns his interests indirectly through one or more intermediate entities.

•	Chatham Asset Management, LLC. Anthony Melchiorre is the founder and principal owner of Chatham Asset Management, LLC.

•	D.E. Shaw Investment Management, L.L.C. (“DESIM”). DESIM is a wholly owned subsidiary of D. E. Shaw & Co., L.P. (“DESCO LP”). D. E. Shaw & Co., Inc. (“DESCO Inc.”) is the general partner of DESCO LP. Dr. David E. Shaw is the president and sole shareholder of DESCO Inc.

•	Emso Partners Limited (“Emso”). Emso is wholly-owned by its employees. Mark Franklin is the founder and principal owner.

•	Good Hill Partners LP. Franklin Collins IV and Brant Brooks are the principal owners of Good Hill Partners LP.

•	GS Investment Strategies, LLC (“GSIS”). The sole member and principal owner of GSIS is The Goldman Sachs Group, Inc.

•	HealthCor Management, L.P. Joseph Healey and Arthur Cohen are the principal owners of HealthCor Management, L.P.

•	IPM Informed Portfolio Management AB (“IPM”). The principal owners of IPM are Catella Group and IPM’s employees.

•	Nephila Capital, Ltd. The principal owner of Nephila Capital, Ltd. is Nephila Partners, L.P. No single partner of Nephila Partners, L.P. owns or has the right to vote more than 25% of the firm’s capital.

•	Rail-Splitter Capital Management, LLC. The principal owners of Rail-Splitter are John Croghan, Richard Fradin, and John Souter.

•	Sorin Capital Management, LLC (“Sorin”). Sorin is owned by Sorin Investment Group, LLC, the principal owners of which are James J. Higgins, Thomas Digan and Thomas Tam.

•	Two Sigma Advisers, LP. (“Two Sigma”) The principal owners of Two Sigma are John A. Overdeck and David M. Siegel, who hold controlling interests in Two Sigma through one or more intermediate entities.

•	Waterfall Asset Management, LLC. The principal owners of Waterfall Asset Management, LLC are Thomas Capasse, Jack Ross, and Dyal Capital Partners (A), LP.

•	Wellington Management Company LLP. The firm is a Delaware limited liability partnership. No single partner owns or has the right to vote more than 5% of the firm’s capital.

For BAMSF’s fiscal year ended March 31, 2016, the aggregate amount of sub-advisory fees paid to all of BAMSF’s Sub-Advisers except for Senfina was $27,001,737, which amounted to 0.94% of BAMSF’s average net assets as of March 31, 2016. The sub-advisory fee paid to Senfina, which was an affiliate of BAIA for the fiscal year ended March 31, 2016, with respect to BAMSF during this period was $1,267,874, which amounted to 0.04% of BAMSF’s average net assets as of March 31, 2016. From BAMSF’s commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015, the aggregate amount of sub-advisory fees paid to all of BAMSF’s Sub-Advisers except for Bayview was $4,446,937, which amounted to 0.37% of BAMSF’s net assets as of March 31, 2015. The sub-advisory fee paid to Bayview, which was an affiliate of BAIA for the fiscal year ended March 31, 2015, with respect to BAMSF during this period was $193,353, which amounted to 0.02% of BAMSF’s net assets as of March 31, 2015.

Additional information about each Sub-Adviser is available on the Investment Adviser Public Disclosure website (http://www.adviserinfo.sec.gov).

The Distributor

Blackstone Advisory Partners L.P. (the “Distributor”), located at 345 Park Avenue, New York, NY 10154, an affiliate of the Adviser, acts as the distributor and principal underwriter of the shares of the Fund. The Distributor will offer shares of the Fund for sale on a continuous basis and will use all reasonable efforts in connection with distribution of shares of the Fund.

The following table presents compensation information about the Distributor for the Fund’s fiscal year ended March 31, 2016, the end of the most recent fiscal year.

Fund	Distributor	Net Underwriting Discounts and Commissions	Compensation On Redemption and Repurchases	Brokerage Commissions	Other Compensation
BAMSF	Blackstone Advisory Partners L.P.	None	None	None	None

The Distributor may enter into agreements with intermediaries to provide administrative, sub-transfer agency, and other shareholder services to shareholders. To the extent permitted by applicable law (including the 1940 Act), the fees associated with such services may be charged to the Fund.

BAMSF has adopted an Amended and Restated Distribution and Service Plan (the “Distribution and Service Plan”) under Rule 12b-1 that allows BAMSF to pay distribution and other fees for the sale of its Class D Shares and for services provided to shareholders of Class D Shares. Pursuant to the Distribution and Service Plan, Class D Shares bear distribution and/or service fees at an annual rate of 0.25% of the average net assets of BAMSF attributable to Class D Shares. Payments of the distribution and/or service fee are used to compensate the Distributor for any distribution and sales and support services provided in connection with the offering and sale of Class D Shares and for personal services and/or the maintenance of shareholder accounts services provided to shareholders of Class D Shares. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. Payments of the distribution and/or service fee may be made without regard to expenses actually incurred. The fees paid under the Distribution and Service Plan are not used to finance the distribution or servicing of any class of shares of BAMSF other than Class D Shares. Other than BAMSF’s Distributor, no interested person of BAMSF or Independent Trustee of the Trust has a direct or indirect financial interest in the operation of the Distribution and Service Plan or related agreements. During the fiscal year ended March 31, 2016, BAMSF paid $34,559 in fees pursuant to the Distribution and Service Plan.

BAIA and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to BAMSF, to certain intermediaries in connection with the sale and/or distribution of shares of BAMSF or the retention and/or servicing of investor accounts. This compensation would be in addition to any compensation paid by BAMSF through the Distribution and Service Plan or for administrative, sub-transfer agency, networking, recordkeeping, and/or other shareholder support services, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The level of such payments may be substantial and may be different for different intermediaries. These payments may create incentives on the part of an intermediary to view BAMSF favorably compared with other funds that do not make these payments, or that make smaller payments. As of the date of this SAI, the following intermediaries are receiving such payments: Charles Schwab & Co., Inc., Merrill Lynch, Pierce & Smith Incorporated, and National Financial Services LLC. The level of payments do not exceed 0.05% of the average daily net assets of the shares of BAMSF held by investors for as long as such shares are held by those investors through accounts at each respective intermediary or its affiliates and the intermediary continues to provide the investor servicing activities.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as the administrator to the Fund pursuant to an Administration Agreement between the Trust, on behalf of the Fund, and State Street (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street provides or provided certain administrative and investor services to the Fund and furnishes at its own expense the personnel necessary to perform its obligations under the Administration Agreement. State Street is not required to pay the compensation of any employee of the Fund retained by the Board of Trustees to perform services on behalf of the Fund. For BAMSF’s fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 to March 31, 2015, BAMSF paid State Street fees of $3,713,160 and $1,033,933, respectively, for its services as the administrator of BAMSF.

Transfer Agent

State Street, located at One Lincoln Street, Boston, MA 02111, serves as the transfer agent to the Fund pursuant to a Transfer Agency and Service Agreement between the Trust, on behalf of the Fund, and State Street.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111, serves as the custodian of the Fund’s assets and provides certain accounting and valuation services to the Fund pursuant to a Master Custodian Agreement between the Fund and the Custodian.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112. Deloitte & Touche LLP conducts an annual audit of the Fund’s financial statements.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Registrant has adopted proxy voting procedures and has retained an independent proxy voting service to vote the Fund’s proxies in accordance with its procedures. The proxy voting policies and procedures of the Adviser are attached as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (1) without charge, upon request, by calling toll free 1-877-665-1287, and (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available on or about the following August 31.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Adviser

The Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to seek to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker- dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Fund, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Distributor) and to take into account the sale of shares of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Investment Funds

Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the portfolio managers. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Fund would consider. Investment Funds may not be subject to the same regulatory restrictions as the Fund on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Investment Funds may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the portfolio manager or its affiliates rather than the Investment Fund.

Sub-Advisers

The Sub-Advisory Agreements provide that each Sub-Adviser places orders for the purchase and sale of securities that are held in the Fund or a Subsidiary’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. Each Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund or Subsidiary, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Sub-Adviser is authorized by the Board of Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Exchange Act), provided by the broker. Each Sub-Adviser is also authorized to cause the Fund or Subsidiary to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Sub- Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Fund and Subsidiaries may purchase and sell portfolio securities through brokers who provide the Sub-Adviser with brokerage and research services.

The fees of each Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to the Fund or Subsidiary except portfolio investment management and related record-keeping services. The Adviser may request that a Sub-Adviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The research services provided by brokers through which a Sub-Adviser executes transactions on behalf of the Fund may be used by a Sub-Adviser in servicing all of its accounts and not all of these services may be used by the Sub-Adviser in connection with the Fund. It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

BAMSF paid $7,443,111 and $1,501,537 in aggregate brokerage commissions for BAMSF’s fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015, respectively. The amount of brokerage commissions increased for the fiscal year ended March 31, 2016 from the prior fiscal period due to, in part, increased levels of brokerage transactions because of growth of the Fund since its inception in 2014. The amount of transactions related to BAMSF’s commissions was approximately $12,826,164,060 for BAMSF’s fiscal year ended March 31, 2016 and $3,060,417,192 from BAMSF’s commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015.

The Fund paid the following commissions to its respective affiliated brokers during the fiscal years ended March 31, 2016 and March 31, 2015.

Fund	Broker-Dealer	Aggregate Commissions		Percentage of Brokerage Transactions
		2016	2015	2016	2015
BAMSF	Blackstone Advisory Partners L.P.	$—	$—	0.00%	0.00%

For the fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 to March 31, 2015, BAMSF’s Sub-Advisors paid $6,407,399 and $1,239,227, respectively, in brokerage commissions to firms that provided research and execution services, and the approximate dollar amount of transactions involved was $12,790,428,931 and $3,042,033,151, respectively.

The value of BAMSF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), if any portion of such holdings were purchased during the fiscal year ended March 31, 2016, are as follows:

Regular Broker-Dealer	Aggregate Holdings
Credit Suisse Group	$97,708,966
Morgan Stanley & Co	$31,781,052
Citigroup, Inc.	$15,049,640
Barclays Capital, Inc.	$13,866,650
Goldman Sachs & Co	$944,549

TOTAL	$159,350,857

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). For the fiscal year ended March 31, 2016, BAMSF’s portfolio turnover rate was 172% of the average value of its portfolio. For the period from commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015, BAMSF’s portfolio turnover rate was 194% of the average value of its portfolio (not annualized).

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The Fund’s Board of Trustees has adopted policies and procedures developed by the Adviser with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities.

Portfolio Holdings Information

For the purpose of this policy, portfolio holdings information includes position descriptions, issuer names, CUSIPs, ticker symbols, and other information sufficient to identify a specific portfolio holding of the Fund.

The Fund’s sector, strategy and geographic weightings, yield, performance attribution (e.g., analysis of the strategies or sectors that contributed to the Fund’s performance), and other summary and statistical information that does not include identification of specific portfolio holdings is not portfolio holdings information and may be disclosed provided that (i) the nature of the information disclosed is not such as would permit the recipient to infer or derive information about a portfolio or specific portfolio holding that could be used to the detriment of such portfolio, and (ii) such disclosure is otherwise in accordance with the general principles in this policy.

Conflicts of Interest

The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders. As a consequence, any conflicts of interest between the interests of the Fund’s shareholders and those of the Adviser, the Distributor, or their affiliates in connection with the disclosure of portfolio holdings information should be addressed in a manner that places the interests of Fund shareholders first.

None of the Fund, the Adviser, the Distributor, or any of their affiliates may receive compensation or any other consideration in connection with the disclosure of a Fund’s portfolio holdings.

Procedures

Publicly-Available Information

Disclosure of the Fund’s complete list of holdings is made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.

In addition, the Fund may make its portfolio holdings information publicly available on the Adviser’s website in such scope and form and with such frequency as the Adviser may reasonably determine. The Fund and/or the Adviser may disclose portfolio holdings information that is publicly available.

Limited Release of Non-Public Information

The Fund may not distribute non-public portfolio holdings information unless it has a legitimate purpose for doing so. The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided. Non-public portfolio holdings information may be disclosed to the following persons:

a.	Adviser Personnel. Portfolio holdings information is available to Fund-affiliated Adviser personnel involved in the management, administration, or operations of the Fund.

b.	Fiduciary to all Shareholders. Portfolio holdings information (and related risk/performance analyses) may be disclosed to an appropriate fiduciary who is determined by the Fund’s Chief Compliance Officer (“CCO”), or designee, to be acting on behalf of all shareholders.

c.	Trustees, Counsel, and Auditors. Portfolio holdings information may be released to a Fund’s trustees, legal counsel, counsel to its independent trustees, and its independent public accounting firm.

d.	Service Providers. Portfolio holdings information may be provided to entities that provide services to a Fund in connection with its management, administration, or operations, including, but not limited to, the Sub-Advisers, custodian, administrator, fund accounting agent, pricing vendors, proxy voting provider, and rating agencies.

e.	Sell-Side Brokers. A list of securities (that may include Fund holdings together with other securities) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

f.	Transaction Counterparties. A trade in process may be discussed with counterparties, potential counterparties, and others involved in the transaction (i.e., brokers and custodians).

g.	Regulatory Authorities. The Fund’s portfolio holdings may be released on an as-needed basis in required regulatory filings, to governmental agencies and authorities, or otherwise as required by applicable law.

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis for a legitimate business purpose to a custodian, sub-custodian, administrator, fund accounting agent, proxy voting provider, rating agency, or other vendor, service provider, or other party that is subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing non-public information with unauthorized recipients or sources and trading upon the information provided.

The approval of the Fund’s CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information.

The Adviser has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Type of Service Provider	Frequency	Delay Before Dissemination
Fund’s Transfer Agent	Daily	None
Fund’s Custodian	Daily	None
Fund’s Administrator	Daily	None
Fund’s Securities Lending Agent	Daily	None
Fund’s Auditor	During annual audit	None
Independent rating agencies—e.g. Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch	Upon Request	None
Pricing Vendors—e.g. Markit, JP Morgan Pricing Direct, Super Derivatives, Reuters, IDC, BAML Price Serve, Bloomberg, State Street	Daily access to relevant information	None
Fund’s Sub-Adviser’s Administrator and licensed affiliates, if applicable	Daily access to relevant information	None
Institutional Shareholder Services Inc. for proxy voting guidance	Daily	None
Fund’s Legal Counsel	For regulatory filings, board meetings, and other relevant legal issues	None

Exceptions

Other disclosures of portfolio holdings information will be made only following a determination by the CCO, or designee, that (i) the disclosures are in or not opposed to the best interests of the Fund’s shareholders; (ii) the disclosures are for a legitimate business purpose; (iii) the recipient is subject to a duty of confidentiality; (iv) the disclosures are reasonable in light of any potential conflict of interest between the Adviser’s interests (or that of an affiliate) and those of the Fund’s shareholders; and (v) the disclosures are otherwise consistent with the purposes of this policy.

The CCO, or designee, will use reasonable efforts to monitor the recipient’s use of non-public portfolio holdings information pursuant to this policy by means that may include contractual provisions, notices reminding a recipient of its obligations, or other commercially reasonable means.

Board Reporting

The CCO will report to the Board of Trustees at least annually regarding disclosures pursuant to this policy, including (i) on-going arrangements to make available portfolio holdings information; (ii) any exceptions to this policy; and (iii) any material breaches of this policy.

DESCRIPTION OF SHARES

The Fund is currently the only series of the Trust. A separate series of the Trust was liquidated after the conclusion of the Fund’s March 31, 2016 fiscal year end. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to authorize the Trust’s issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into different series and classes without shareholder approval. Each share represents an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another. Shares of each class may have such preferences and relative rights and privileges (including conversion rights, if any) as the Trustees may determine. The Fund currently offers four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares. Additional series and classes may be added in the future. Shares have no preemptive rights and are non-assessable.

Each Class D Share, Class I Share, Class R Share, and Class Y Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plan are borne exclusively by Class D Shares, administration/shareholder servicing fees and expenses are borne at different rates by different share classes, and share class specific expenses are borne by each respective class. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective administration/shareholder servicing and Distribution and Service Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share of a class of shares may differ depending upon the class of shares purchased.

It is possible that an intermediary may offer different classes of shares (i.e., Class D, Class I, Class R, and Class Y Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, only for certain matters, as set forth in the Declaration of Trust. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the Trustees determine that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class, and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes are entitled to vote thereon. Shares may be voted in person or by proxy.

Subject to the provisions of the 1940 Act, the Board of Trustees, in its sole discretion, may cause the Trust to redeem some or all of the shares of a shareholder at the net asset value of such shares under terms set by the Trustees. Except in limited circumstances, the Board of Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration of Trust or authorize the Trust, or any series of the Trust, to merge, consolidate, or transfer all or a substantial portion of its assets. The Trust, any series of the Trust, or any class of any series, may be terminated at any time (i) by a vote of at least 66-2/3% of the shares of Trust or the relevant series or class, or (ii) by the Trustees upon written notice to the shareholders of the Trust or the relevant series or class.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides each shareholder and former shareholder with indemnification against losses arising from such liability.

TAXES

Taxation of the Fund

The Fund has elected to be, and intends to qualify and be treated each year as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined as the “Code”). In order to qualify for the special tax treatment accorded RICs and its shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Moreover, it may be difficult for the Fund to meet the income, diversification or distribution test set forth in the second preceding paragraph. The amount, timing and character of the Fund’s income in respect of certain Fund investments is uncertain, including under Subchapter M. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus, failure to qualify as a RIC would likely materially reduce the investment return to Fund’s shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any net ordinary loss attributable to the portion of the taxable year after December 31 as if it was incurred in the succeeding taxable year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for treatment as QDI.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends- received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the positional implications of this tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Foreign Taxes

Income received by the Fund from sources within foreign countries, and proceeds from the sale or other disposition of portfolio securities, may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund may be liable to foreign governments for taxes relating primarily to income from or dispositions of foreign securities. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, the Fund will be permitted to make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign governments are treated as foreign corporations for purposes of the 50% test described above.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test for RIC qualification described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. The Fund’s direct or indirect investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity- linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were not to constitute a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/ or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii)  thereafter as gain from the sale or exchange of a capital asset.

Event–Linked Instruments

The tax rules are uncertain with respect to the treatment of certain event-linked instruments, including those commonly known as “catastrophe bonds.” Also, the timing and character of income or gains arising from such instruments is uncertain, including under Subchapter M. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax.

Multi-Manager Approach

The Fund employs a multi-manager approach in which the Adviser and one or more other managers each provide day-to-day portfolio management for a portion of the Fund’s or a Subsidiary’s assets. Due to this multi-manager approach, certain of the Fund’s investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale and straddle rules) that may affect the timing, character and/or amount of the Fund’s distributions to shareholders.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero- coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Municipal Obligations

The interest on municipal obligations is generally exempt from U.S. federal income tax. However, distributions from the Fund derived from interest on municipal obligations are taxable to shareholders of the Fund when received. In addition, gains realized by the Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Investments in REITs

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions): (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in the Cayman Subsidiary

The Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in the Cayman Subsidiary. As described above, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the IRS formerly issued a number of private letter rulings (“PLRs”) that indicated that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) would constitute “qualifying income” for purposes of the 90% gross income test, the IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs and assert that the income from the Fund’s investment in the Cayman Subsidiary might not be “qualifying income,” which change in position may be applied retroactively to the Fund, the Fund would likely not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Fund.

The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman

Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in that Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in that Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years. Further, if a net loss is realized by an investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Cayman Subsidiary that invests in such investment vehicle.

In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Subsidiary’s or income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an Investment Fund, could significantly reduce shareholders’ returns on their investments in the Fund.

Investment in the Domestic Subsidiaries

The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, including for purposes of meeting the ongoing distribution, asset diversification, qualifying income, and other requirements applicable to RICs under Subchapter M of the Code, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly, (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund, and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability or the requirements applicable to it for RIC treatment under the Code.

Investments in Other Regulated Investment Companies

The Fund’s investments in shares of an ETF or another company that qualifies as a RIC (for purposes of this section, each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Partnerships

For U.S. federal income tax purposes, if the Fund invests in an investment company or other vehicle that is treated as a partnership for such purposes, the Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. As noted above, income derived from a partnership will be treated as qualifying income to the Fund only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. A partnership in which the Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. The Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.

In general, the Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, the Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If the Fund and the partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year.

In general, cash distributions to the Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by the Fund only if it redeems its entire interest in the partnership for money.

If the Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, the Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause the Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what that Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by those underlying partnerships.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes excess inclusion income, then the RIC will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under- reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“non-U.S. shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is (or is treated as) effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, including distributions subject to special rules regarding the disposition of U.S. real property interests as described below.

If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts. Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

The exception to withholding for interest-related dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation.

If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts. Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund (as described below).

Non-U.S. shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for an exemption from withholding described above, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of both this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (“FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, it pays and after December 31, 2016 (which date, under recent Treasury Guidance, is expected to be delayed until after December 31, 2018), 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

FINANCIAL STATEMENTS

The Fund’s financial statements for the period ended March 31, 2016, and the financial highlights for the period presented, appearing in its 2016 Annual Report to Shareholders, and the report thereon of Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the Fund’s 2016 Annual Report to Shareholders are incorporated herein. The Fund’s 2016 Annual Report to Shareholders, which contains the referenced financial statements, is available upon request and without charge, and was filed electronically with the SEC on Form-NCSR on June 2, 2016 (Accession No. 0001193125-16-611033).

Appendix A

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

PROXY VOTING POLICY

The Board of Trustees of Blackstone Alternative Investment Funds (the “Trust”) has delegated proxy voting authority relating to portfolio holdings of Blackstone Alternative Multi-Strategy Fund (the “Fund”) to Institutional Shareholder Services Inc. (“ISS”). ISS shall vote proxies related to U.S. securities pursuant to the United States Concise Proxy Voting Guidelines, as amended from time to time, attached hereto. The complete summary guidelines for the U.S. as well as for other foreign countries is available on ISS’s website at http://www.issgovernance.com/policy-gateway/2016-policy-information/.

The appropriate officers of the Trust shall maintain, or cause ISS or another service provider of the Fund to maintain, a copy of the Fund’s proxy voting policies and procedures, and a copy of the proxy voting record for the Fund.

The Fund shall:

1.	File its complete proxy voting record with the Securities and Exchange Commission (the “Commission”) on an annual basis on Form N-PX.

2.	Disclose in its SAI the policies and procedures that it uses to vote proxies relating to portfolio securities.

3.	Make available to shareholders, either on its website or upon request, the record of how the Fund voted proxies relating to portfolio holdings.

4.	Disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

Dated January 29, 2016

A-1

PART C. OTHER INFORMATION

Item 28.	Exhibits

a.1	Agreement and Declaration of Trust of Blackstone Investor Solutions Funds (the “Registrant”), dated August 27, 2012.[1]

a.2	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant, dated September 10, 2012.[1]

a.3	Amendment No. 2 to Agreement and Declaration of Trust of the Registrant, dated September 18, 2013.[5]

b.	By-Laws of the Registrant, effective as of August 27, 2012, as amended September 10, 2012.[2]

c.	See Article III (Shares), Article IV (Trustees), Article V (Shareholders’ Voting Powers and Meetings), Article VIII (Indemnification) and Article IX (Miscellaneous) of the Declaration of Trust of the Registrant and Article 10 (Shareholders’ Powers and Meetings) of the Bylaws of the Registrant.

d.1	Investment Management Agreement between the Registrant, on behalf of Blackstone Alternative Multi-Strategy Fund (“Multi-Strategy Fund,” or the “Fund”), and Blackstone Alternative Investment Advisors LLC (“BAIA”).[6]

(i) Form of Amendment No. 1 to the Investment Management Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA.[6]

d.2	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund II Ltd., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[6]

d.3	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[6]

d.4	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[6]

d.5	Form of Investment Sub-Advisory Agreement between BAIA and Boussard & Gavaudan Investment Management, LLP (“BGIM”) for services to Multi-Manager Fund.[6]

d.6	Form of Investment Sub-Advisory Agreement between BAIA and AlphaParity for services to Multi-Strategy Fund.[7]

d.7	Form of Investment Sub-Advisory Agreement between BAIA and Bayview for services to Multi-Strategy Fund.[7]

(i) Investment Sub-Advisory Agreement between BAIA and Bayview for services to Multi-Strategy Fund.[10]

d.8	Form of Investment Sub-Advisory Agreement between BAIA and Boussard for services to Multi-Strategy Fund.[7]

d.9	Form of Investment Sub-Advisory Agreement between BAIA and D. E. Shaw Investment Management, L.L.C. for services to Multi-Strategy Fund.[12]

d.10	Form of Investment Sub-Advisory Agreement between BAIA and Caspian for services to Multi-Strategy Fund.[7]

d.11	Form of Investment Sub-Advisory Agreement between BAIA and Cerberus for services to Multi-Strategy Fund.[7]

d.12	Form of Investment Sub-Advisory Agreement between BAIA and Chatham for services to Multi-Strategy Fund.[7]

d.13	Form of Investment Sub-Advisory Agreement between BAIA and IPM Informed Portfolio Management AB for services to Multi-Strategy Fund.[12]

d.14	Form of Investment Sub-Advisory Agreement between BAIA and EMSO for services to Multi-Strategy Fund.[7]

d.15	Form of Investment Sub-Advisory Agreement between BAIA and Good Hill for services to Multi-Strategy Fund.[7]

d.16	Form of Investment Sub-Advisory Agreement between BAIA and GSIS for services to Multi-Strategy Fund.[7]

d.17	Form of Investment Sub-Advisory Agreement between BAIA and HealthCor for services to Multi-Strategy Fund.[7]

d.18	Form of Investment Sub-Advisory Agreement between BAIA and Two Sigma for services to Multi-Strategy Fund.[7]

d.19	Form of Investment Sub-Advisory Agreement between BAIA and Waterfall for services to Multi-Strategy Fund.[7]

d.20	Form of Investment Sub-Advisory Agreement between BAIA and Wellington for services to Multi-Strategy Fund.[7]

d.21	Form of Investment Sub-Advisory Agreement between BAIA and BGIM for services to Multi-Strategy Fund.[7]

d.22	Investment Sub-Advisory Agreement between BAIA and Rail-Splitter for services to Multi-Strategy Fund.[9]

d.23	Investment Sub-Advisory Agreement between BAIA and Sorin for services to Multi-Strategy Fund.[9]

d.24	Investment Sub-Advisory Agreement between BAIA and Senfina for services to Multi-Strategy Fund.[10]

d.25	Investment Sub-Advisory Agreement between BAIA and Nephila for services to Multi-Strategy Fund.[10]

e.1	Distribution Agreement between the Registrant and Blackstone Advisory Partners L.P. (the “Distributor”) dated June 28, 2013, as amended.[7]

f.	None.

g.1	Master Custodian Agreement between the Registrant, on behalf of Blackstone Alternative Multi-Manager Fund (“Multi-Manager Fund”), and State Street Bank and Trust Company (“State Street”), dated May 7, 2013.[3]

(i) Letter Amendment to the Master Custodian Agreement between the Registrant and State Street, dated April 29, 2014.[7]

h.1	Form of Transfer Agency and Service Agreement between the Registrant, on behalf of Multi-Manager Fund, and State Street.[3]

(i) Letter Amendment to the Transfer Agency and Service Agreement between the Registrant and State Street, dated April 29, 2014.[7]

h.2	Form of Administration Agreement between the Registrant, on behalf of Multi-Manager Fund, and State Street.[3]

(i) Letter Amendment to the Administration Agreement between the Registrant and State Street, dated April 29, 2014.[7]

h.3	Expense Limitation and Reimbursement Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA.[7]

(i) Amended and Restated Expense Limitation and Reimbursement Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA.[8]

h.4	Form of Securities Lending Authorization Agreement between the Registrant, on behalf of Multi-Strategy Fund and State Street Bank.[7]

(i) Form of Securities Lending and Services Agreement between the Registrant, on behalf of Multi-Strategy Fund, Multi-Manager Fund, Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C., Blackstone Alternative Multi-Manager Sub Fund II Ltd., Blackstone Alternative Multi Manager for Sub Fund III L.L.C., Blackstone Alternative Multi-Manager Sub Fund IV L.L.C., and State Street.[12]

i.	Opinion and Consent of Ropes & Gray LLP.[4]

j.	Consent of Independent Registered Public Accounting Firm – filed herewith.

k	None.

l.	None.

m.	Distribution and Service Plan.[8]

(i) Amended and Restated Distribution and Service Plan.[11]

n.	Rule 18f-3 Plan.[8]

o.	Reserved.

p.1	Code of Ethics of the Registrant.[3]

p.2	Code of Ethics of BAIA.[11]

p.3	Code of Ethics of Boussard and BGIM.[4]

p.4	Code of Ethics of IPM.[12]

p.5	Code of Ethics of Caspian.[12]

p.6	Code of Ethics of Cerberus.[4]

p.7	Code of Ethics of Chatham.[4]

p.8	Code of Ethics of D. E. Shaw.[12]

p.9	Code of Ethics of Good Hill.[4]

p.10	Code of Ethics of HealthCor.[4]

p.11	Code of Ethics of Nephila Capital Ltd.[4]

p.12	Code of Ethics of Two Sigma.[12]

p.13	Code of Ethics of Wellington.[5]

p.14	Code of Ethics of the Distributor.[3]

p.15	Code of Ethics of Bayview.[5]

p.16	Code of Ethics of AlphaParity.[11]

p.17	Code of Ethics of GSIS.[11]

p.18	Code of Ethics of EMSO.[6]

p.19	Code of Ethics of Waterfall.[12]

p.20	Code of Ethics of Rail-Splitter.[9]

p.21	Code of Ethics of Sorin.[9]

p.22	Code of Ethics of Senfina.[11]

q.1	Power of Attorney for the Registrant (Brown, Coates, Lawler, Leopold).[2]

q.2	Power of Attorney for Blackstone Alternative Multi-Manager Sub Fund II Ltd. and Blackstone Alternative Multi-Strategy Sub Fund II Ltd.[9]

q.3	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (Brown, Coates, Lawler, Leopold) – filed herewith.

q.4	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (Gilbert) – filed herewith.

q.5	Power of Attorney for the Registrant (Gilbert) – filed herewith.

1.	Previously filed with the SEC as part of the Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) on December 3, 2012, and hereby incorporated by reference.
2.	Previously filed with the SEC as part of Pre-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 2 to the Registration Statement under the 1940 Act on April 25, 2013, and hereby incorporated by reference.
3.	Previously filed with the SEC as part of Pre-Effective Amendment No. 3 to the Registration Statement under the 1933 Act and Amendment No. 3 to the Registration Statement under the 1940 Act on June 28, 2013, and hereby incorporated by reference.
4.	Previously filed with the SEC as part of Pre-Effective Amendment No. 4 to the Registration Statement under the 1933 Act and Amendment No. 4 to the Registration Statement under the 1940 Act on July 15, 2013, and hereby incorporated by reference.
5.	Previously filed with the SEC as part of Post-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 6 to the Registration Statement under the 1940 Act on November 26, 2013, and hereby incorporated by reference.
6.	Previously filed with the SEC as part of Post-Effective Amendment No. 5 to the Registration Statement under the 1933 Act and Amendment No. 9 to the Registration Statement under the 1940 Act on May 30, 2014, and hereby incorporated by reference.
7.	Previously filed with the SEC as part of Post-Effective Amendment No. 6 to the Registration Statement under the 1933 Act and Amendment No. 10 to the Registration Statement under the 1940 Act on June 3, 2014, and hereby incorporated by reference.
8.	Previously filed with the SEC as part of Post-Effective Amendment No. 13 to the Registration Statement under the 1933 Act and Amendment No. 17 to the Registration Statement under the 1940 Act on August 29, 2014, and hereby incorporated by reference.
9.	Previously filed with the SEC as part of Post-Effective Amendment No. 15 to the Registration Statement under the 1933 Act and Amendment No. 19 to the Registration Statement under the 1940 Act on November 26, 2014, and hereby incorporated by reference.
10	Previously filed with the SEC as part of Post-Effective Amendment No. 16 to the Registration Statement under the 1933 Act and Amendment No. 20 to the Registration Statement under the 1940 Act on May 29, 2015, and hereby incorporated by reference.
11	Previously filed with the SEC as part of Post-Effective Amendment No. 17 to the Registration Statement under the 1933 Act and Amendment No. 21 to the Registration Statement under the 1940 Act on July 29, 2015, and hereby incorporated by reference.
12	Previously filed with the SEC as part of Post-Effective Amendment No. 19 to the Registration Statement under the 1933 Act and Amendment No. 23 to the Registration Statement under the 1940 Act on July 29, 2015, and hereby incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Controlling Fund	Persons Controlled (a)	Nature of Control
Blackstone Alternative Multi- Strategy Fund	Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (b), (d)	100% ownership
	Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. (c), (d)	100% ownership
	Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (c), (d)	100% ownership

(a)	Included in the controlling Fund’s consolidated financial statements.

(b)	Organized under the laws of the Cayman Islands.
(c)	Organized under the laws of the State of Delaware.
(d)	To be included in the controlling Fund’s consolidated financial statements.

Item 30.	Indemnification

Reference is made to Article VIII (Indemnification) of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

BAIA is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registrant on Statement under the sections entitled “Management of the Fund” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of BAIA during the last two fiscal years is incorporated by reference to Form ADV filed by BAIA with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-77791).

AlphaParity, LLC (“AlphaParity”) serves as sub-adviser to the Fund. AlphaParity is primarily engaged in the investment management business. Information about the officers and members of AlphaParity is included in its Form ADV filed with the SEC (registration number 801-78997) and this information, and only this information, is incorporated herein by reference.

Bayview Asset Management, LLC (“Bayview”) serves as sub-adviser to the Fund. Bayview is primarily engaged in the investment management business. Information about the officers and members of Bayview is included in its Form ADV filed with the SEC (registration number 801-73638) and this information, and only this information, is incorporated herein by reference.

Blackstone Senfina Advisors L.L.C. (“Senfina”) serves as sub-adviser to the Fund. Senfina is primarily engaged in the investment management business. Information about the officers and members of Senfina is included in its Form ADV filed with the SEC (registration number 801-80104) and this information, and only this information, is incorporated herein by reference.

Boussard & Gavaudan Investment Management, LLP (“BGIM”) serves as sub-adviser to the Fund. BGIM is primarily engaged in the investment management business. BGIM’s predecessor, Boussard & Gavaudan Asset Management, LP (“BGAM”), previously served as a sub-adviser to the Fund. Information about the officers and members of BGIM is included in its Form ADV filed with the SEC (registration number 801-80122) and this information, and only this information, is incorporated herein by reference.

Caspian Capital LP (“Caspian”) serves as sub-adviser to the Fund. Caspian is primarily engaged in the investment management business. Information about the general partner of Caspian is included in its Form ADV filed with the SEC (registration number 801-72238) and this information, and only this information, is incorporated herein by reference.

Cerberus Sub-Advisory I, LLC (“Cerberus Sub-Advisory”) serves as sub-adviser to the Fund. Cerberus Sub-Advisory, a recently formed entity, is an affiliate of Cerberus Capital Management, L.P. (“CCM”). Information as to the directors and officers of Cerberus Sub-Advisory, among others, is included in its Form ADV filed with the SEC (registration number 801-78207) and this information, and only this information, is incorporated herein by reference.

Chatham Asset Management, LLC (“Chatham”) serves as sub-adviser to the Fund. Chatham is primarily engaged in the investment management business. Information about the officers and members of Chatham is included in its Form ADV filed with the SEC (registration number 801-73452) and this information, and only this information, is incorporated herein by reference.

D. E. Shaw Investment Management, L.L.C. (“D. E. Shaw”) serves as sub-adviser to the Fund. D. E. Shaw is primarily engaged in the investment management business. Information about the officers and members of D. E. Shaw is included in its Form ADV filed with the SEC (registration number 801-64222) and this information, and only this information, is incorporated herein by reference.

EMSO Partners Limited (“EMSO”) serves as sub-adviser to the Fund. EMSO is primarily engaged in the investment management business. Information about the officers and partners of EMSO is included in its Form ADV filed with the SEC (registration number 801-66016) and this information, and only this information, is incorporated herein by reference.

Good Hill Partners LP (“Good Hill”) serves as sub-adviser to the Fund. Good Hill is primarily engaged in the investment management business. Information about the officers and partners of Good Hill is included in its Form ADV filed with the SEC (registration number 801-70244) and this information, and only this information, is incorporated herein by reference.

GS Investment Strategies, LLC (“GSIS”) serves as sub-adviser to the Fund. GSIS is primarily engaged in the investment management business. Information about the officers and members of GSIS is included in its Form ADV filed with the SEC (registration number 801-67443) and this information, and only this information, is incorporated herein by reference.

HealthCor Management, L.P. (“HealthCor”) serves as sub-adviser to the Fund. HealthCor is primarily engaged in the investment management business. Information about the officers and partners of HealthCor is included in its Form ADV filed with the SEC (registration number 801-74201) and this information, and only this information, is incorporated herein by reference.

IPM Informed Portfolio Management AB (“IPM”) serves as sub-adviser to the Fund. IPM is primarily engaged in the investment management business. Information about the officers and members of IPM is included in its Form ADV filed with the SEC (registration number 801-72719) and this information, and only this information, is incorporated herein by reference.

Nephila Capital Ltd. (“Nephila”) serves as sub-adviser to the Fund. Nephila is primarily engaged in the investment management business. Information about the officers and partners of Nephila is included in its Form ADV filed with the SEC (registration number 801-63514) and this information, and only this information, is incorporated herein by reference.

Rail-Splitter Capital Management, LLC (“Rail-Splitter”) serves as sub-adviser to the Fund. Rail-Splitter is primarily engaged in the investment management business. Information about the officers and members of Rail-Splitter is included in its Form ADV filed with the SEC (registration number 801-73408) and this information, and only this information, is incorporated herein by reference.

Sorin Capital Management, LLC (“Sorin”) serves as sub-adviser to the Fund. Sorin is primarily engaged in the investment management business. Information about the officers and members of Sorin is included in its Form ADV filed with the SEC (registration number 801-64086) and this information, and only this information, is incorporated herein by reference.

Two Sigma Advisers, LLC (“Two Sigma”) serves as sub-adviser to the Fund. Two Sigma is primarily engaged in the investment management business. Information about the officers and members of Two Sigma is included in its Form ADV filed with the SEC (registration number 801-71110) and this information, and only this information, is incorporated herein by reference.

Waterfall Asset Management, LLC (“Waterfall”) serves as sub-adviser to the Fund. Waterfall is primarily engaged in the investment management business. Information about the officers and members of Waterfall is included in its Form ADV filed with the SEC (registration number 801-65087) and this information, and only this information, is incorporated herein by reference.

Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the Fund. Wellington is primarily engaged in the investment management business. Information about the executive officers of Wellington is included in its Form ADV filed with the SEC (registration number 801-15908) and this information, and only this information, is incorporated herein by reference.

Item 32.	Principal Underwriter

(a) Blackstone Advisory Partners L.P., principal underwriter to Multi-Manager Fund and Multi-Strategy Fund, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, and Blackstone Real Estate Income Fund II.

(b) The following table sets forth information concerning each director and officer of the Fund’s principal underwriter, Blackstone Advisory Partners L.P.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Stephen A. Schwarzman 345 Park Ave. New York, NY, 10154	Chairman and Chief Executive Officer	N/A
Hamilton E. James 345 Park Ave. New York, NY, 10154	President	N/A
Paul D. Quinlan 345 Park Ave. New York, NY, 10154	Chief Financial Officer	N/A
Cyrus B. Richardson 345 Park Ave. New York, NY, 10154	Chief Compliance Officer	N/A

(c) The Fund has no principal underwriter who is not an affiliated person of the Fund or an affiliated person of such person.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant, on behalf of the Fund, pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained, in whole or in part, at the offices of the Fund’s adviser, administrator, or sub-advisers, as relevant:

(a)	BAIA, 345 Park Avenue, 28th Floor, New York, NY 10154.

(b)	State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111.

(c)	AlphaParity, LLC, 450 Park Avenue, Suite 1901, New York, NY 10022.

(d)	Bayview Asset Management, LLC, 4425 Ponce de Leon Boulevard, 5th Floor, Coral Gables, Florida 33146.

(e)	Blackstone Senfina Advisors L.L.C., 345 Park Avenue, 28th Floor, New York, NY 10154.

(f)	Boussard & Gavaudan Investment Management, LLP, 9-10 Savile Row London W1S 3PF, United Kingdom.

(g)	BTG Pactual Asset Management US, LLC, 601 Lexington Avenue, 57th Floor, New York, NY 10022.

(h)	Caspian Capital LP, 767 Fifth Avenue, New York, NY 10153.

(i)	Cerberus Sub-Advisory I, LLC, 875 Third Avenue, New York, NY 10022.

(j)	Chatham Asset Management, LLC, 26 Main Street, Suite 204, Chatham, NJ 07928.

(k)	D.E. Shaw Investment Management, L.L.C., 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

(l)	EMSO Partners Limited, 21-24 Grosvenor Place, London, SW1X 7HF, United Kingdom.

(m)	Good Hill Partners LP, 1599 Post Road East, Westport, CT 06880.

(n)	GS Investment Strategies, LLC, 200 West Street, New York, NY 10282.

(o)	HealthCor Management, L.P., 152 West 57th Street, 43rd Floor, Carnegie Hall Tower, New York, NY 10019.

(p)	IPM Informed Portfolio Management AB, Master Samuelsgatan 6, Stockholm, Sweden SE-11144.

(q)	Nephila Capital Ltd., 31 Victoria Place, 3rd Floor West, Hamilton, HM 10, Bermuda.

(r)	Rail-Splitter Capital Management, LLC, 303 W. Madison Street, Suite 1325, Chicago, IL 60606.

(s)	Sorin Capital Management, LLC, 400 Atlantic Street, 12th Floor, Stamford, CT 06901.

(t)	Two Sigma Advisers, LLC, 100 Avenue of the Americas, 16th Floor, New York, NY 10013.

(u)	Union Point Advisors, LLC, 155 Bovet Road, Suite 500, San Mateo, CA 94402.

(v)	Verde Serviços Internacionais S.A., Rua Leopoldo Couto de Magalhaes Jr., 700, 11 Andar (Parte), Sao Paulo, 04542-000.

(w)	Waterfall Asset Management, LLC, 1140 Avenue of the Americas, New York, NY 10036.

(x)	Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under 485(b) under the 1933 Act and the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of July, 2016.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

By:	/s/ Brian F. Gavin
Name:	Brian F. Gavin
Title:	President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John M. Brown* John M. Brown	Trustee	July 28, 2016

/s/ Frank J. Coates* Frank J. Coates	Trustee	July 28, 2016

/s/ Peter M. Gilbert* Peter M. Gilbert	Trustee	July 28, 2016

/s/ Paul J. Lawler* Paul J. Lawler	Trustee	July 28, 2016

/s/ Kristen M. Leopold* Kristen M. Leopold	Trustee	July 28, 2016

/s/ Peter Koffler* Peter Koffler	Trustee	July 28, 2016

/s/ Brian F. Gavin Brian F. Gavin	President (Principal Executive Officer)	July 28, 2016

/s/ Arthur Liao Arthur Liao	Treasurer (Principal Financial and Accounting Officer)	July 28, 2016

*By:	/s/ Brian F. Gavin
Brian F. Gavin** ** Attorney-in-Fact pursuant to a Power of Attorney Date: July 28, 2016

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund II Ltd. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of July, 2016.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND II LTD.

By:	/s/ Sean Flynn*
Name:	Sean Flynn
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Sean Flynn* Sean Flynn	Director	July 28, 2016

/s/ Patrick Harrigan* Patrick Harrigan	Director	July 28, 2016

*By:	/s/ Brian F. Gavin
Brian F. Gavin** ** Attorney-in-Fact pursuant to a Power of Attorney Date: July 28, 2016

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of July, 2016.

BLACKSTONE ALTERNATIVE MULTI- STRATEGY SUB FUND III L.L.C.

By:	/s/ John M. Brown*
Name:	John M. Brown
Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John M. Brown* John M. Brown	Manager	July 28, 2016

/s/ Paul J. Lawler* Paul J. Lawler	Manager	July 28, 2016

/s/ Frank J. Coates* Frank J. Coates	Manager	July 28, 2016

/s/ Kristen M. Leopold* Kristen M. Leopold	Manager	July 28, 2016

/s/ Peter Gilbert* Peter Gilbert	Manager	July 28, 2016

*By:	/s/ Brian F. Gavin
Brian F. Gavin** Date: July 28, 2016 **Attorney-in-Fact pursuant to a Power of Attorney Date: July 28, 2016

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of July, 2016.

BLACKSTONE ALTERNATIVE MULTI- STRATEGY SUB FUND IV L.L.C.

By:	/s/ John M. Brown*
Name:	John M. Brown
Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John M. Brown* John M. Brown	Manager	July 28, 2016

/s/ Paul J. Lawler* Paul J. Lawler	Manager	July 28, 2016

/s/ Frank J. Coates* Frank J. Coates	Manager	July 28, 2016

/s/ Kristen M. Leopold* Kristen M. Leopold	Manager	July 28, 2016

/s/ Peter Gilbert* Peter Gilbert	Manager	July 28, 2016

*By:	/s/ Brian F. Gavin
Brian F. Gavin** Date: July 28, 2016 **Attorney-in-Fact pursuant to a Power of Attorney Date: July 28, 2016

EXHIBIT INDEX

Blackstone Alternative Investment Funds

Exhibit Ref.	Title of Exhibit

j	Consent of Deloitte & Touche LLP

q.3	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (Brown, Coates, Lawler, Leopold)

q.4	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (Gilbert)

q.5	Power of Attorney for the Registrant (Gilbert)